UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

SAB BIOTHERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

May 30, 2024

To Our Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”), of SAB Biotherapeutics, Inc. to be held on Thursday, June 27, 2024 at 10:00 AM Eastern Daylight Time, at www.virtualshareholdermeeting.com/SABS2024. The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively on the Internet. No physical meeting will be held.

Details regarding how to attend the virtual Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying notice of annual meeting of stockholders and proxy statement.

Your vote is important. Regardless of whether you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting, and we hope you will vote as soon as possible. You may vote by proxy over the Internet, by telephone, or by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone, written proxy or voting instruction card will ensure your representation at the Annual Meeting regardless of whether you attend the virtual Annual Meeting.

Thank you for your ongoing support of, and continued interest in, SAB Biotherapeutics, Inc.

Sincerely,

/s/ Samuel J. Reich
Samuel J. Reich
Chief Executive Officer and Chairman of the Board

SAB BIOTHERAPEUTICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 27, 2024

Time and Date:	June 27, 2024 at 10:00 AM.
Place:	The Annual Meeting will be held virtually, at www.virtualshareholdermeeting.com/SABS2024.
Items of Business:
1.
Elect the three Class III directors listed in the accompanying proxy statement, each to serve a three-year term expiring at the 2027 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
2.
Approve an amendment to the Company’s 2021 Omnibus Equity Incentive Plan (the “Plan”) to, among other things, (i) increase the maximum number of shares of common stock available to Plan participants thereunder by 3,900,000 shares to an aggregate of 5,500,000 shares, and (ii) increase the annual evergreen percentage increase as well as the maximum number of additional shares available for issuance pursuant to the annual evergreen increase.
3.
Ratify the appointment of EisnerAmper LLP as the independent registered public accounting firm of SAB Biotherapeutics, Inc. for the fiscal year ending December 31, 2024.
4.
Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:	Only stockholders of record at the close of business on May 2, 2024 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Voting:

You may vote by proxy over the Internet, by telephone or by mail by following the instructions on the proxy card or voting instruction card.

Only stockholders of record of our common stock, par value $0.0001 per share, and Series A Preferred Stock (as defined below) at the close of business on May 2, 2024 are entitled to notice of and to vote at the Annual Meeting.

Common Stock: Each share of our common stock outstanding as of the record date is entitled to one vote per share on all matters properly brought before the Special Meeting.

Preferred Stock: Each share our Series A-2 Convertible Preferred Stock, par value $0.0001 per share (“Series A-2 Preferred Stock”) and each share of our Series A-3 Convertible Preferred Stock (“Series A-3 Preferred Stock” and together with the Series A-2 Preferred Stock, the “Series A Preferred Stock”) outstanding as of the record date has the right to vote on all matters presented to the stockholders for approval, together with the shares of common stock, voting together as a single class, on an as-converted to common stock basis, based on a conversion price of $6.30 per share and stated value of $1,000 per share. The voting of the Series A Preferred Stock is limited by the SAB Biotherapeutics, Inc. Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Series A Certificate of Designations”). Pursuant to the Series A Certificate of Designations, the holders of Series A Preferred Stock are not entitled to vote their shares of Series A Preferred Stock in excess of the beneficial ownership limitation (the “blocker”) set forth in the Series A Certificate of Designations, as it relates to each holder of Series A Preferred Stock. As of the record date of the Annual Meeting, the “blocker” for each holder of Series A Preferred Stock had been reached, and as such, no shares of Series A Preferred Stock are entitled to vote at the Annual Meeting.

For questions regarding your stock ownership, you may contact us through our Investor Relations section of our website https://www.sab.bio, or, if you are a registered holder, contact our transfer agent by writing Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10014. You may also contact our transfer agent via email at cstmail@continentalstock.com or by telephone at (212) 509-4000.

By Order of the Board of Directors,

/s/ Samuel J. Reich
Samuel J. Reich
Chief Executive Officer and Chairman of the Board

SAB BIOTHERAPEUTICS, INC.

PROXY STATEMENT

SAB BIOTHERAPEUTICS, INC.

PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 27, 2024

May 30, 2024

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the board of directors (the “Board”) of SAB Biotherapeutics, Inc. (“SAB”) for use at the SAB 2024 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 27, 2024 10:00 AM Eastern Time, at www.virtualshareholdermeeting.com/SABS2024.

References in the proxy statement to “we,” “us,” “our,” “the Company” or “SAB” refer to SAB Biotherapeutics, Inc.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	Why am I receiving these materials?
A:

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board for use at the Annual Meeting, and any postponements or adjournments thereof. The Annual Meeting will be held on June 27, 2024 at 10:00 AM Eastern Time, virtually at www.virtualshareholdermeeting.com/SABS2024.

Stockholders are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement. The proxy statement is being mailed on or about May 31, 2024 to all stockholders entitled to vote at the Annual Meeting.

Q:	What is the purpose of the meeting?
A:

At the Annual Meeting, stockholders will act upon the proposals described in this proxy statement. In addition, following the formal portion of the Annual Meeting, management will be available to respond to questions from stockholders.

Q:	What proposals are scheduled to be voted on at the Annual Meeting?
A:

Stockholders will be asked to vote on the following three proposals at the Annual Meeting:

1.
to elect Samuel J. Reich, Christine Hamilton and Eddie J. Sullivan as Class III directors to serve for a term of three years or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal;
2.
to approve an amendment (the “Plan Amendment”) to the 2021 Omnibus Equity Incentive Plan (as amended, the “Plan”) to, among other things, (i) increase the maximum number of shares of common stock available to Plan participants thereunder by 3,900,000 shares to an aggregate of 5,500,000 shares, and (ii) increase the annual evergreen percentage increase as well as the maximum number of additional shares available for issuance pursuant to the annual evergreen increase (the “Plan Amendment Proposal”); and
3.
to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Q:	Could matters other than Proposal No. 1, Proposal No. 2, or Proposal No. 3 be decided at the Annual Meeting?
A:

Our bylaws require that we receive advance notice of any proposal to be brought before the Annual Meeting by stockholders of SAB, and we have not received notice of any such proposals. If any other matter were to come before the Annual Meeting, the proxy holders appointed by our Board will have the discretion to vote on those matters for you.

Q:	How does the Board recommend I vote on these proposals?
A:

Our Board recommends that you vote your shares:

•
“FOR” all nominees to the Board (Proposal No. 1);
•
“FOR” the Plan Amendment Proposal (Proposal No. 2); and
•
“FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 3).

Q:	Who is entitled to vote at the Annual Meeting?
A:

Only stockholders of record of our common stock and Series A Preferred Stock (as defined below) at the close of business on May 2, 2024 are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, there were 9,229,208 shares of common stock outstanding, and 42,236 shares of our Series A Preferred Stock outstanding. “Series A Preferred Stock” shall mean our (i) Series A-2 Convertible Preferred Stock, par value $0.0001 per share (the “Series A-2 Preferred Stock”), and (ii) Series A-3 Convertible Preferred Stock, par value $0.0001 per share.

Common Stock: Each share of our common stock outstanding as of the record date is entitled to one vote per share on all matters properly brought before the Annual Meeting.

Preferred Stock: Each share our Series A Preferred Stock outstanding as of the record date has the right to vote on all matters presented to the stockholders for approval, together with the shares of common stock, voting together as a single class, on an as-converted to common stock basis, based on a conversion price of $6.30 per share and stated value of $1,000 per share. The voting of the Series A Preferred Stock is limited by the SAB Biotherapeutics, Inc. Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Series A Certificate of Designations”). Pursuant to the Series A Certificate of Designations, the holders of Series A Preferred Stock are not entitled to vote their shares of Series A Preferred Stock in excess of the beneficial ownership limitation (the “blocker”) set forth in the Series A Certificate of Designations, as it relates to each holder of Series A Preferred Stock. As of the record date of the Annual Meeting, the “blocker” for each holder of Series A Preferred Stock had been reached, and as such, no shares of Series A Preferred Stock are entitled to vote at the Annual Meeting.

Q:	How do I gain admission to the Annual Meeting or vote my shares at the Annual Meeting?
A:

You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the record date for the Annual Meeting, which was May 2, 2024, or you hold a valid proxy for the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If your shares are registered in your name with SAB’s transfer agent and you wish to attend the virtual Annual Meeting, go to www.virtualshareholdermeeting.com/SABS2024, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the Annual Meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker, Bank or Nominee

Beneficial stockholders who wish to attend the virtual Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to our transfer agent, Continental Stock Transfer & Trust Company ( “Continental”, or the “transfer agent”), at proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the virtual Annual Meeting. After contacting Continental, a beneficial holder will receive an e-mail prior to the Annual Meeting with a link and instructions for entering the Annual Meeting. Beneficial stockholders should contact Continental at least five business days prior to the Annual Meeting date.

Q:	Can I vote my shares without attending the virtual Annual Meeting?
A:

Stockholders of record may vote their shares by proxy, by mail, by telephone or Internet. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may choose one of the following voting methods to cast your vote.

1.
To vote by mail, simply mark your proxy, date and sign it, and return it to the Company in the postage-paid envelope provided.
2.
To vote over the telephone, dial 1-800-690-6903 using a touch-tone telephone and follow the recorded instructions (have your proxy card in hand when you call). Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on June 26, 2024.
3.
To vote by Internet, follow the instructions on the proxy card. Internet voting prior to the virtual Annual Meeting is available 24 hours a day, 7 days a week, until 11:59 PM Eastern Daylight Time, on June 26, 2024.

The method by which you vote now will in no way limit your right to vote electronically at the virtual Annual Meeting if you later decide to attend. However, as discussed above, if you are a beneficial owner, you may not vote your shares virtually at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q:	Can I change my vote or revoke my proxy?
A:

You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the record date for the Annual Meeting, which was May 2, 2024, or you hold a valid proxy for the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:

•
entering a new vote over the Internet (until the applicable deadline set forth above);
•
entering a new vote over the Telephone (until the applicable deadline set forth above);
•
returning a later-dated proxy card (which automatically revokes the earlier proxy);
•
providing a written notice of revocation to our corporate secretary at SAB Biotherapeutics, Inc., 777 W 41st St.; suite 401, Miami Beach, FL 33140, Attn: Corporate Secretary; or
•
attending the Annual Meeting and voting virtually.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker, Bank or Nominee

If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

Q:	What is the effect of giving a proxy?
A:

Proxies are solicited by, and on behalf of, our Board. Samuel J. Reich, our Chief Executive Officer and Chairman, and Eddie J. Sullivan, our President, have been designated as proxies for the Annual Meeting by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above and, if any other matters are properly brought before the Annual Meeting, the shares will be voted in accordance with the proxies’ judgment.

Q:	What shares can I vote?
A:

Each share of SAB common stock issued and outstanding as of the close of business on May 2, 2024 is entitled to vote on all items being voted on at the meeting, and each share of Series A Preferred Stock as of such date is generally entitled to vote on all items being voted on at the meeting. However, as described elsewhere herein, as of the record date of the Annual Meeting, the “blocker” for each holder of Series A Preferred Stock had been reached, and as such, no shares of Series A Preferred Stock will vote at the Annual Meeting. You may vote all shares owned by you as of May 2, 2024, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?
A:

Each holder of shares of common stock is entitled to one vote for each share of common stock held as of May 2, 2024.

Each holder of shares of Series A Preferred Stock has the right to vote on all matters presented to the stockholders for approval, together with the shares of common stock, voting together as a single class, on an as-converted to common stock basis, based on a conversion price of $6.30 per share and stated value of $1,000 per share. The voting of the Series A Preferred Stock is limited by the Series A Certificate of Designations. Pursuant to the Series A Certificate of Designations, the holders of Series A Preferred Stock are not entitled to vote their shares of Series A Preferred Stock in excess of the “blocker” set forth in the Series A Certificate of Designations, as it relates to each holder of Series A Preferred Stock. As of the record date of the Annual Meeting, the “blocker” for each holder of Series A Preferred Stock had been reached, and as such, no shares of Series A Preferred Stock are entitled to vote at the Annual Meeting.

Q:	What is the quorum requirement for the meeting?
A:

The holders of a majority of the outstanding shares of our common stock and Series A Preferred Stock (on an as-converted to common stock basis, subject to the Series A Certificate of Designations) entitled to vote at the Annual Meeting as of the record date must be virtually present or represented by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are virtually present and vote at the Annual Meeting or if you have properly submitted a proxy.

Abstentions, “WITHHOLD” votes, and “broker non-votes” (as explained below) are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the meeting may be adjourned to another date by the chairman of the meeting.

Pursuant to the Series A Certificate of Designations, the holders of Series A Preferred Stock are not entitled to vote their shares of Series A Preferred Stock in excess of the “blocker” set forth in the Series A Certificate of Designations, as it relates to each holder of Series A Preferred Stock. As of the record date of the Annual Meeting, the “blocker” for each holder of Series A Preferred Stock had been reached. As such, no shares of Series A Preferred Stock are entitled to vote at the Annual Meeting and will not be counted toward the quorum.

Q:	How are abstentions and broker non-votes treated?
A:

Abstentions (i.e. shares present at the Annual Meeting and marked “abstain”) are deemed to be shares present or represented by proxy and entitled to vote, and are counted for purposes of determining whether a quorum is present. However, abstentions are not counted as a vote either for or against a proposal, and have no effect on the outcome of the matters voted upon.

A broker non-vote occurs when the beneficial owner of shares fails to provide the broker, bank or other nominee that holds the shares with specific instructions on how to vote on any “non-routine” matters brought to a vote at the Annual Meeting. In this situation, the broker, bank or other nominee will not vote on the “non-routine” matter. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon.

Note that if you are a beneficial holder, brokers and other nominees will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is the proposal for the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 3). A broker or other nominee will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. “Non-routine” matters include all proposals other than Proposal 3, including the election of directors. Accordingly, we encourage you to provide voting instructions to your broker or other nominee whether or not you plan to attend the meeting.

Q:	What is the vote required for each proposal?
A:

The votes required to approve each proposal are as follows:

•
Proposal No. 1: Each director shall be elected by a plurality of the votes properly cast on the election of directors, meaning that the three individuals nominated for election to our Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected.
•
Proposal No. 2: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.
•
Proposal No. 3: Approval will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

Q:	Is there a list of stockholders entitled to vote at the Annual Meeting?
A:

The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for ten (10) days prior to the Annual Meeting and during the Annual Meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our corporate secretary at 777 W 41st St.; suite 401, Miami Beach, FL 33140, Attn: Corporate Secretary, to arrange for inspection of the list.

Q:	Who will tabulate the votes?
A:	An individual duly appointed by the Board will serve as the Inspector of Elections and will tabulate the votes at the Annual Meeting.

Q:	Where can I find the voting results of the Annual Meeting?
A:

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”), within four business days after the Annual Meeting.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are SAB stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or SAB that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, SAB Biotherapeutics, Inc., 777 W 41st St.; suite 401, Miami Beach, FL 33140 or (3) contact our Investor Relations department by email at SABIR@westwicke.com. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A:

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

Brokers with account holders who are SAB stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or SAB that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, SAB Biotherapeutics, Inc., 777 W 41st St.; suite 401, Miami Beach, FL 33140 or (3) contact our Investor Relations department by email at SABIR@westwicke.com. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Q:	What if I have questions about my SAB shares or need to change my mailing address?
A:

You may contact our transfer agent by writing Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10014. You may also contact our transfer agent via email at cstmail@continentalstock.com or by telephone at (212) 509-4000.

Q:	How are proxies solicited for the Annual Meeting?
A:

Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies, although we may engage a proxy solicitor in the future.

If you choose to access the proxy materials and/or vote over the Internet, or attend the Annual Meeting, you are responsible for any Internet access charges you may incur.

Q:	What does it mean if I receive more than one set of printed materials?
A:

If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the instructions on each set of printed materials to ensure that all of your shares are voted.

Q:	How can I contact SAB’s transfer agent?
A:

You may contact our transfer agent by writing Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10014. You may also contact our transfer agent via email at cstmail@continentalstock.com or by telephone at (212) 509-4000.

Q:

What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2025 Annual Meeting, or for consideration at our 2025 Annual Meeting?

A:

Stockholders Proposals for Inclusion in the Proxy Statement

Our amended and restated bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to the attention of our corporate secretary at our principal executive office. Our current principal executive office is located at 777 W 41st St.; suite 401, Miami Beach, FL 33140. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. In order to be included in the proxy statement for our 2025 Annual Meeting, stockholder proposals must be received by our corporate secretary no later than January 30, 2025 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Stockholders Proposals and Director Nominations Not for Inclusion in Proxy Statement

Our amended and restated bylaws provide that stockholders may present proposals to be considered at an annual meeting by providing timely notice to our corporate secretary at our principal executive office. To be timely for our 2025 Annual Meeting, our corporate secretary must receive the written notice at our principal executive office:

•
not earlier than the close of business on February 27, 2025, and
•
not later than the close of business on March 29, 2025.

If we hold our 2025 annual meeting of stockholders more than 30 days before or more than 70 days after June 27, 2025 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our corporate secretary at our principal executive office not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made. A stockholder’s notice to the corporate secretary must set forth, as to each matter the stockholder proposes to bring before the annual meeting, the information required by our amended and restated bylaws. If a stockholder who has notified SAB of such stockholder’s intention to present a proposal at an annual meeting does not appear to present such stockholder’s proposal at such meeting, SAB does not need to present the proposal for vote at such meeting.

In addition to satisfying all the requirements under the Company’s amended and restated bylaws, to comply with the SEC’s new universal proxy rules for the Company’s 2025 annual meeting, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth all of the information required by Rule 14a-19 under the Exchange Act, and the stockholder must have given timely notice of such proposal or nomination, in proper written form. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination. To make a submission or to request a copy of our amended and restated bylaws, stockholders should contact our Corporate Secretary.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

We have a strong commitment to good corporate governance practices. These practices provide an important framework within which our Board, its committees and our management can pursue our strategic objectives in order to promote the interests of our stockholders.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions and other policies for the governance of our company. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://www.sab.bio in the “Governance” section of our website. Our Corporate Governance Guidelines are subject to modification from time to time by our Board pursuant to the recommendations of our nominating and corporate governance committee.

Directors

The following persons are serving as our directors:

Name	Age	Position(s)
Samuel J. Reich	49	Class III Director, Chairman of the Board and Chief Executive Officer
Christine Hamilton, MBA	68	Class III Director
Eddie J. Sullivan, PhD	58	Class III Director and President
Jeffrey G. Spragens	82	Class II Director
David Link, MBA	69	Class II Director
Katie Ellias	45	Class II Director
Andrew Moin	40	Class II Director
William Polvino, MD	63	Class I Director
Scott Giberson	55	Class I Director
Erick Lucera	56	Class I Director
Jay S. Skyler, M.D., MACP, FRCP	77	Class I Director

Board Composition

Our business and affairs are organized under the direction of our Board. Our Board currently consists of ten (10) directors divided into three classes as follows:

•
each Class I director having a term that expires immediately following our annual meeting of stockholders for the calendar year ended December 31, 2025;
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each Class II director having a term that expires immediately following our annual meeting of stockholders for the calendar year ended December 31, 2026; and
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each Class III director having a term that expires immediately following our annual meeting of stockholders for the calendar year ended December 31, 2024 or, in each case, until their respective successor is duly elected and qualified, or until their earlier resignation, removal or death.

Messrs. Lucera and Giberson, and Drs. Polvino and Skyler currently serve as the Class I directors, Ms. Ellias, and Messrs. Link, Spragens and Moin currently serve as the Class II directors, and Ms. Hamilton, and Messrs. Reich and Sullivan currently serve as Class III directors.

At each annual meeting of stockholders, the successors to directors whose terms then expire will serve until the third annual meeting following their election and until their successors are duly elected and qualified. The authorized size of the Board will be fixed exclusively by resolutions of the Board. The authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed between the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of the Board may have the effect of delaying or preventing changes in its control or management. Our Board may be removed for cause by the affirmative vote of the holders of at least 66 2/3% of its voting stock.

Director Independence

The listing rules of The Nasdaq Stock Market LLC (“Nasdaq”) require us to maintain a board of directors comprised of a majority of independent directors, as determined affirmatively by our Board. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of our audit, compensation and nominating and corporate governance committees must be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of our Board, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities.

Our Board has undertaken a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that none of Christine Hamilton, Jeffrey Spragens, William Polvino, David Link, Scott Giberson, Erick Lucera, Katie Ellias, Andrew Moin, and Jay S. Skyler (representing nine of our eleven directors), has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that they each are an “independent director” as that term is defined under the Nasdaq listing rules.

In making these determinations, our Board considered the relationships that each nonemployee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including consulting relationships, family relationships and the beneficial ownership of our capital stock by each non-employee director.

None of our directors or executive officers been involved in a legal proceeding that would be required to be disclosed pursuant to either 103(c)(2) or 401(f) of Regulation S-K of the Exchange Act.

Board Diversity

We believe the Board is most effective when it embodies a diverse range of views, backgrounds and experience. Diversity is considered in the broadest sense, including, among other attributes, reflecting geography, age, gender, leadership, perspectives, educational background, other board experience and commitments, business and professional achievements, skills and experience in the context of the needs of the Board. While the nominating and corporate governance committee does not have a formal policy on diversity with regard to consideration of director nominees, the nominating committee considers diversity in its selection of nominees and endeavors to include women and minority candidates in the qualified pool from which Board candidates are chosen.

The below table provides information related to the composition of our board members as of May 13, 2024. Each of the categories listed in the table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of May 13, 2024)
Total Number of Directors	11
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	9	—	—
Part II: Demographic Background
White	2	8	—	—
Two or More Races or Ethnicities	—	—	—	—
Did Not Disclose Demographic Background	—	1	—	—

*	Per Nasdaq’s board diversity requirements, inapplicable categories have been omitted.

Committees of the Board of Directors

Our Board has three standing committees: an audit committee, a nominating and corporate governance committee (“nominating committee”) and a compensation committee. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee and nominating committee of a listed company be comprised solely of independent directors. Each of our committees is comprised entirely of independent directors.

Audit Committee

On October 22, 2021, we established an audit committee of the Board. Erick Lucera, William Polvino, and Jeffrey Spragens serve as members of the audit committee, with Erick Lucera serving as the Chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Mr. Lucera, Dr. Polvino, and Mr. Spragens meet the independent director standard under Nasdaq listing standards and under Rule 10A-3(b)(1) of the Exchange Act. The audit committee held nine meetings during 2023.

Each member of the audit committee is financially literate, and our Board has determined that each Mr. Lucera and Mr. Spragens qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We adopted a restated audit committee charter on October 22, 2021 which details the principal functions of the audit committee, including:

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the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;
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pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;
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setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;
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setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
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obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii)all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;
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reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and
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reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the FASB, the SEC or other regulatory authorities.

The audit committee charter is available on the corporate governance section of our website, which is located at https://ir.sab.bio/corporate-governance/governance-overview.

Compensation Committee

On October 22, 2021, we established a compensation committee of the Board. Christine Hamilton, Erick Lucera and Katie Ellias serve as members of the compensation committee. Christine Hamilton serves as the Chairwoman of the compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Each of Mr. Lucera, Ms. Ellias and Ms. Hamilton are independent. The Compensation Committee held five meetings during 2023.

We adopted a restated compensation committee charter on October 22, 2021, which details the principal functions of the compensation committee, including:

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reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance considering such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;
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reviewing and approving on an annual basis the compensation, if any is paid by us, of all our other officers;
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reviewing on an annual basis our executive compensation policies and plans;
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implementing and administering our incentive compensation equity-based remuneration plans;
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assisting management in complying with our proxy statement and Form 10-K disclosure requirements;
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approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

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if required, producing a report on executive compensation to be included in our annual proxy statement; and
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reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, other than as indicated herein, no compensation of any kind, including finders, consulting, or other similar fees, will be paid to any of our existing stockholders, officers, directors, or any of their respective affiliates, prior to, or for any services they render to effectuate the offering.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

The compensation committee charter is available on the corporate governance section of our website, which is located at https://ir.sab.bio/corporate-governance/governance-overview.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the compensation committee during the fiscal year ended December 31, 2023 was a current or former officer or employee of the Company or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee “interlocks” during the fiscal year ended December 31, 2023, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the compensation committee of the Company.

Nominating Committee

On October 22, 2021, we established the nominating committee of the Board. David Link, Scott Giberson, Andrew Moin, and Dr. Jay Skyler currently serve as members of the nominating committee. David Link serves as the Chairman of the nominating committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the nominating committee, all of whom must be independent. Each of Mr. Link, Mr. Giberson, Mr. Moin, and Dr. Skyler are independent. The nominating committee held four meetings during 2023.

We adopted a restated nominating committee charter on October 22, 2021, which details the purpose and responsibilities of the nominating committee, including:

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screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board, and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill vacancies on the board of directors;
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developing and recommending to the Board and overseeing implementation of our corporate governance guidelines; and
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reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The nominating committee charter is available on the corporate governance section of our website, which is located at https://ir.sab.bio/corporate-governance/governance-overview.

The nominating committee will consider several qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Board Meetings and Attendance

During 2023, our Board held six meetings, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served.

Executive Sessions of Independent Directors

Independent directors are required to meet regularly without management participation. During 2023, there were six meetings of independent directors.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our Board to be present at our annual meetings of stockholders. Eight members of our Board attended the 2023 annual meeting of stockholders.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board, non-management members of our Board as a group, a committee of our Board or a specific member of our Board (including our Chairman and independent directors) may do so by letters addressed to the attention of our corporate secretary.

All communications are reviewed by the corporate secretary and provided to the members of our Board as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our Board will not be provided to directors.

The address for these communications is:

SAB Biotherapeutics, Inc.

777 W 41st St.; Suite 401

Miami Beach, FL 33140

Attn: Corporate Secretary

Code of Ethics

We adopted a restated Code of Ethics applicable to our directors, officers, and employees. A copy of our Code of Ethics and copies of our audit, nominating, and compensation committee charters are available on our website at https://www.sabbiotherapeutics.com/.

In addition, a copy of the Code of Ethics will be provided without charge upon written request, addressed to:

SAB Biotherapeutics, Inc.

777 W 41st St.; Suite 401

Miami Beach, FL 33140

Attn: Corporate Secretary

We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Leadership Structure

The Board believes that it can best leverage Mr. Reich’s experience while he works on day-to-day matters at the Company and keeps the Board well informed, with the other directors well-positioned to advise on areas where they have specific expertise. The Board believes that the Company and its stockholders will benefit from the expertise of Mr. Reich serving as both Chair and Chief Executive Officer. We believe our current Board’s leadership structure enhances its ability to effectively carry out its roles and responsibilities on behalf of our stockholders.

Board Oversight of Risk

The Board’s Role

The Board’s role in the Company’s risk oversight process includes receipt and review of scheduled and ad hoc reports from members of the executive management team which relate to areas of actual or potential material risk to the Company, including but not limited to, operational, financial, legal, regulatory, strategic, transactional and reputational risks. The full Board receives these reports from the appropriate “risk owner” within the organization to enable each member of the Board to understand our risk identification, risk management and risk mitigation strategies.

Risk Assessment in Compensation Policies and Practices for Employees

The compensation committee reviewed the elements of our compensation policies and practices for all of our employees, including our named executive officers, to evaluate whether risks that may arise from such compensation policies and practices are reasonably likely to have a material adverse effect on our Company. The compensation committee has concluded that the following current features of our compensation programs guard against excessive risk-taking:

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compensation programs provide a balanced mix of short-term and longer-term incentives;
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base salaries are consistent with employees’ duties and responsibilities;
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cash incentive awards are capped by the compensation committee;
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cash incentive awards are tied to corporate performance goals, as well as individual performance goals;
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vesting periods for equity awards encourage executives to focus on sustained stock price appreciation;
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our clawback policy provides our Board the ability to recoup any erroneously awarded performance-based compensation from executive officers on account of intentional misconduct; and
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our robust stock ownership guidelines for executive officers provide alignment with stockholder interests.

The compensation committee believes that, for all of our employees, including our named executive officers, our compensation programs do not lead to excessive risk-taking and instead encourage behavior that supports sustainable value creation. We believe that risks that may arise from our compensation policies and practices for our employees, including our named executive officers, are not reasonably likely to have a material adverse effect on our Company.

Environmental, Social and Governance Practices

We do not currently have a formal Environmental, Social and Governance Policy (“ESG Policy”) in place, but plan to do so in the future. We anticipate that the ESG Policy, when adopted by the Board, will include “Human Capital Management” as a key component, and focus on various topics, which may or may not include (1) hiring, promotion and talent development; (2) health and safety; (3) compensation and benefits; and (4) diversity and inclusion. Although we have not adopted a formal ESG Policy, our management and leadership incorporates the foregoing and other environmental, social and governance considerations in all matters related to human capital and human capital management.

Employee, Officer and Director Hedging

Pursuant to our insider trading policy (the “Insider Trading Policy”), directors, officers, and employees are prohibited from engaging in any hedging transactions (including transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds, or other derivatives) that are designed to hedge or speculate on any change in the market value of our securities; provided, however, that the Insider Trading Policy does not prohibit the exercise of stock options issued under the Company’s benefit plans or other compensatory arrangements in accordance with the terms of such plans or arrangements.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Director Nominations

The process of recommending director nominees for selection by the Board is undertaken by the nominating committee (see above). The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our amended and restated bylaws. Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our Board is set forth above under “What are the requirements to propose actions to be included in our proxy materials for next year’s annual meeting of stockholders, or our 2025 Annual Meeting, or for consideration at our 2025 Annual Meeting?”

Director Qualifications

With the goal of developing a diverse, experienced and highly qualified board of directors, our nominating and corporate governance committee is responsible for developing and recommending to our Board the desired qualifications, expertise and characteristics of members of our Board, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our Board and any specific qualities or skills that the committee believes are necessary for one or more of the members of our Board to possess.

Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our Board from time to time, our Board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our amended and restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines and the charters of the committees of our Board. When considering nominees, our nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our Board in the context of its existing composition. The brief biographical description of each director set forth in “Proposal No. 1: Election of Directors” below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board at this time.

PROPOSAL NUMBER 1: ELECTION OF DIRECTORS

Our Board currently consists of eleven directors and is divided into three classes, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and our amended and restated bylaws. Directors in Class III will stand for election at the Annual Meeting. The terms of office of directors in Class I and Class II expire at our annual meetings of Stockholders to be held in 2025 and 2026, respectively. At the recommendation of our nominating committee, our Board proposes that each of the three Class III nominees named below be elected as a Class III director for a three-year term expiring at our 2027 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

Shares represented by proxies will be voted “FOR” the election of each of the three nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than three directors. Stockholders may not cumulate votes for the election of directors.

Nominees to Our Board of Directors

Name	Age	Position	Director Since
Samuel J. Reich	49	Chairman of the Board, Chief Executive Officer, Class III Director and Director Nominee	2020
Christine Hamilton, MBA	68	Class III Director and Director Nominee	2014
Eddie J. Sullivan, PhD	58	President, Class III Director and Director Nominee	2014

Samuel J. Reich has served as a member of our Board from November 2020 and our CEO since January 2024 and was named chairman of our Board in October 2021, and was named Chief Executive Officer in January 2024. Mr. Reich served as our Chief Executive Officer and Chief Financial Officer from November 2020 until October 2020 prior to the closing of our Business Combination. Mr. Reich co-founded Biscayne Neurotherapeutics, Inc. in 2011 and served as its Executive Chairman until its sale to Supernus Pharmaceuticals (Nasdaq: SUPN) in October 2018. Biscayne Neurotherapeutics was focused on novel treatments for seizure disorders. Previously, Mr. Reich was the Executive Vice President of OPKO Ophthalmologics, a division of OPKO Health, Inc. (Nasdaq: OPK) from March 2007 to November 2008, where Mr. Reich served on the executive committee and lead the Ophthalmologics business division. Prior to his position at OPKO, Mr. Reich was the Founder and Executive Vice President of Acuity Pharmaceuticals, Inc., where he worked from July 2002 through March 2007, at which time Acuity Pharmaceuticals merged with OPKO Health. Mr. Reich was a doctoral candidate in the Department of Ophthalmology at the University of Pennsylvania Medical School. He left graduate school prior to the completion of his Ph.D. to establish Acuity. Prior to that, he was a graduate student at the University of Pennsylvania in the Biomedical Studies graduate program. He has authored six peer- reviewed scientific publications and is currently an inventor on sixteen issued U.S. patents and over 50 issued foreign patents. Mr. Reich holds a B.A. with High Honors in Biochemistry from Clark University, cum laude, Phi Beta Kappa.

Our Board believes that Mr. Reich is qualified to serve on our Board because of his extensive industry and leadership experience, and significant familiarity with our company’s business and operations.

Christine Hamilton, MBA, is our co-founder and has served as a member of our Board since 2014. Ms. Hamilton is the owner and managing partner of Christiansen Land and Cattle, Ltd., a fourth-generation diversified farming and ranching enterprise. She also owns Dakota Packing, Inc., a wholesale company based in Las Vegas that provides high-end, “center-of-the-plate” protein products to a national customer base. Ms. Hamilton has served on the board of directors for several financial and public companies including HF Financial Corporation, Home Federal Bank (now Great Western Bancorp, NYSE: GWB) and, in 2018, was recognized for her exemplary service as a board member of the Federal Reserve Bank (Ninth District) after a four-year term. She currently serves as a board member for publicly traded Titan Machinery, Padlock Ranch, and Meadowlark Institute. Ms. Hamilton was a governor-appointed commissioner for South Dakota Game Fish & Parks and is a 2016 inductee to the South Dakota Hall of Fame for her contributions to the state and agribusiness. In 2000, Ms. Hamilton and her family formed the Matson Halverson Christiansen Hamilton Foundation (MHCH), a not-for-profit foundation with a mission to improve the quality of life and create opportunities for growth and enterprise development in South Dakota. Ms. Hamilton holds a philosophy degree from Smith College in Northampton, Massachusetts, and an MBA in entrepreneurship from the University of Arizona. Ms. Hamilton is well qualified to serve on our Board because of her extensive public company board experience.

Our Board believes that Ms. Hamilton is well qualified to serve on our Board because of her extensive public company board experience, and significant familiarity with our company’s business and operations.

Eddie J. Sullivan, PhD, is our co-founder and has served as our president since 2014 and our past CEO from 2014 until January 2024. Dr. Sullivan has served in biopharma leadership positions for more than 25 years. Prior to joining us, he held the CEO role or other leadership roles in our predecessor entities, including CEO of Hematech, a subsidiary of Kyowa Hakko Kirin. During that time, he led initiatives to develop infectious disease, cancer, and autoimmune immunotherapies. In addition to raising over $250 million in capital to develop biopharmaceutical platform technologies, he has also led several successful mergers and acquisitions. A recognized thought leader in antibodies and transgenic animals, Dr. Sullivan serves on the board of directors for the Biotechnology Innovation Organization (BIO) and has served on its executive committee. He has worked with industry committees and discussion groups that have focused on animal biotechnology, regulatory framework, human immunotherapies, and global health threats. Dr. Sullivan was governor-appointed to South Dakota’s Research Commercialization Council and is Chairman of the state’s National Science Foundation-EPSCoR committee. He also founded, served as president, and remains an advisor to the state affiliate of BIO, South Dakota Biotech, and in 2014 was honored for his leadership, innovation, vision, and entrepreneurship with the inaugural LIVE award. He holds an undergraduate degree from the University of Arizona and graduate degrees from Brigham Young University, Kennedy-Western University, and Utah State University in both reproduction and business.

Our Board believes that Mr. Sullivan is qualified to serve on our Board because of his significant biopharma leadership and management experience, and significant familiarity with our company’s business and operations.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our Board as of May 30, 2024 are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Class I Directors:
William Polvino, MD	63	Class I Director	2019
Scott Giberson	55	Class I Director	2022
Erick Lucera	56	Class I Director	2023
Jay S. Skyler, M.D., MACP, FRCP	77	Class I Director	2024
Class II Directors:
Jeffrey G. Spragens	82	Class II Director	2020
David Link, MBA	69	Class II Director	2018
Katie Ellias	45	Class II Director	2023
Andrew Moin	40	Class II Director	2023

Dr. William J. Polvino, MD, has served as a member of our Board since 2019, after having served as our business advisor for several years. Dr. Polvino is pharmaceutical entrepreneur with more than 25 years of experience in the healthcare arena. He is currently chief executive officer of Bridge Medicines, a pioneering drug discovery company focused on advancing promising early technologies from concept to clinic. Prior to Bridge Medicines, Dr. Polvino was president and chief executive officer of Veloxis Pharmaceuticals A/S (NASDAQ-OMX: VELO), a public biotechnology company that deployed proprietary formulation technology to develop and commercialize an innovative oral drug product for transplant patients. He also served as president and CEO of Helsinn Therapeutics (formerly Sapphire Therapeutics) and has held executive and senior-level positions in drug development at Merck, Wyeth and Theravance. Dr. Polvino earned his medical degree from Rutgers Medical School and a B.S. in Biology from Boston College. He trained in internal medicine at Massachusetts General Hospital and was a fellow in clinical pharmacology at the National Institutes of Health prior to entering the pharmaceutical and biotechnology industry. Dr. Polvino is well qualified to serve on our Board because of his extensive experience in the biotechnology industry and his extensive public company management experience.

Scott Giberson, RPh, MPH, D.Sc., Rear Admiral (retired), joined the Board in July 2022. He is currently the President of AMI Expeditionary Healthcare, a private global healthcare solutions company where he has fostered global client relations at the highest levels, since March 2021. Clients include senior leadership of multiple U.S. and foreign government entities, the WHO, UN and private industry partners such as the Gates Foundation. RADM Giberson retired after 27 years as two-star admiral and as an Assistant U.S. Surgeon General, serving in a variety of senior roles with the U.S. Department of Health and Human Services from March 2010 to March 2021. RADM (rert.) Giberson served as the acting Deputy Surgeon General of the United States (2013-2014), he was the Surgeon General's principal liaison with health leadership in multiple U.S. Departments. He also held executive positions as the Senior Advisor to the Office of Surgeon General, Director of Commissioned Corps Headquarters, Chief Pharmacist of the USPHS (2010-2014), Director of the IHS National HIV/AIDS Program and Senior Public Health Advisor for Pacific Command's Center of Excellence in Disaster Management and Humanitarian Assistance (2003-2006). He served as overall Commander of the Commissioned Corps' Ebola Response in West Africa. RADM Giberson has authored numerous articles and delivered well over 100 keynote lectures on leadership, global health, and public health at numerous venues both domestically and internationally. RADM Giberson has received many awards including the Presidential Unit Citation from President Obama in the Oval Office for leadership during the West African Ebola response. The Military Officers Association of America selected him as on the of the “Top 100 Veterans in the Last 100 Years You Need to Know”. RADM Giberson is a graduate of Temple University and U. of Massachusetts/Amherst, holds a Pharmacy degree and licensure, MPH, and graduate certificate in Health Emergencies in Large Populations from the International Committee of the Red Cross. He has received three honorary Doctoral degrees (one for his pioneering work in interprofessional practice). He is also a Fellow of Wharton Business School (U. of Pennsylvania) Executive Leadership Program. Mr. Giberson is well qualified to serve on our Board because of his extensive experience in the medical industry.

Erick Lucera joined the Board in April 2023. Since May 2023, Mr. Lucera has served as Chief Financial Officer of Editas Medicine (NASDAQ: EDIT). From 2020 to February 2023, Mr. Lucera served as Chief Financial Officer of AVEO Oncology, a public biotech company, and subsequent to the close of its acquisition, worked on integration with LG Chem, Ltd. From 2016 to 2020, Mr. Lucera served as Chief Financial Officer, Treasurer and Secretary of VALERITAS, a publicly traded commercial-stage medical technology company where he led multiple successful public offerings. From 2017 to the present, Mr. Lucera has served as a member of the Board of Directors and Audit Committee Chairman of Beyond Air, a publicly held commercial-stage medical device and biopharmaceutical company developing a platform of nitric oxide generators and delivery systems. From 2021 to the present, Mr. Lucera has served as a member of the Board of Directors and Audit Committee Chairman of Bone Biologics Corporation, a publicly held company focusing on regenerative medicine therapies to treat bone disorders. From 2015 to 2016, Mr. Lucera served as Chief Financial Officer, Treasurer and Secretary of VIVENTIA Bio, acquired by Eleven Biotherapeutics, Inc., now Sesen Bio, a biotechnology company focused on developing targeted protein therapeutics for the treatment of cancer. Early in his career, Mr. Lucera spent more than 15 years covering healthcare and the life sciences in investment management. Given Mr. Lucera’s extensive experience in strategic planning and finance, we believe that Mr. Lucera is well qualified to serve as a member of the Board.

Jeffrey G. Spragens has served as a member of our Board since November 2020. From 2005 through 2013, Mr. Spragens was a Co-Founder and the CEO of SafeStitch Medical, Inc., a medical device company that pioneered incisionless surgery techniques that helps to relieve GERD and obesity. In 2013, SafeStitch merged with TransEnterix, Inc. (NYSE: TRXC). In addition, Mr. Spragens was one of the three founding board members of North American Vaccine, which became a publicly traded company in 1990. At North American Vaccine, Mr. Spragens was responsible for securing initial financing and building a commercial manufacturing facility. Mr. Spragens was instrumental in North American Vaccine’s acquisition by Baxter International (NYSE: BAX) in 1999. Mr. Spragens has also been a successful real estate developer and entrepreneur. Mr. Spragens was President of FCH services from 1973 until 1986. FCH developed and managed units of coop and condo housing financed with HUD financing with offices in several major cities. In 1986, Mr. Spragens converted to condo ownership 1,000 apartment units in San Mateo, California, resulting in one of the largest residential projects in California at that time. Mr. Spragens was Managing Partner of Gateway Associates, Inc. from 1990 to 2000. In addition, Mr. Spragens is President and 50% owner of Mint Management Company, a residential property management company he co-founded in 1987, which develops, owns and operates apartment units in New Jersey, Michigan and Kansas. Mr. Spragens developed and continues to own and operate Inman Grove Shopping Center in Edison, New Jersey. Mr. Spragens is also a well-known and respected philanthropist. Mr. Spragens is a Founding Board Member and Treasurer of Foundation for Peace. Foundation for Peace provides healthcare, education, and clean water to those in need in Dominican Republic and Haiti. He is also a member of the Board of Directors and Finance Committee of Hernia Help, which provides free hernia surgery to underserved children and adults in developing countries. Mr. Spragens has a BA from the University of Cincinnati, a Law Degree from George Washington University, and an MA from American University. Mr. Spragens is well qualified to serve on our Board because of his extensive public company management and multi-sector investment experience, and his public company board experience.

David Link, MBA, has served as a member of our Board since 2018 and is currently Vice-Chairman. Mr. Link is the former executive vice president and chief strategy office at Sanford Health with more than three decades of experience in strategy, planning and financial operations. During his tenure, Mr. Link contributed significantly to growing the organization from a regional health system into one of the nation’s largest non-profit, integrated health care delivery systems. He was also charged with overseeing Sanford Health Plan, Sanford Foundation and research and development, including Sanford Research. Under his leadership, the initial Sanford Clinic was created as well as the development of Sanford World Clinics, an initiative designed to provide communities around the world with permanent, sustainable health care infrastructure. Currently, Dave serves as an appointed program director in the President’s Office at Dakota State University, one of the nation’s leading programs in cyber security. Dave holds board or committee positions with Enterprise 605, the South Dakota REACH Committee, South Dakota Research and Commercialization Council and Sanford Research. In 2019, he was honored for his exemplary leadership and support of the state’s bioscience industry with the LIVE Award at the South Dakota Biotech. Dave holds a bachelor’s degree in data processing and computer science, an MBA from the University of South Dakota and a master’s in healthcare administration from the University of Minnesota. Mr. Link is well qualified to serve on our Board because of his extensive experience in the biotechnology industry and his extensive public company board experience.

Katie Ellias joined the Board in November 2023. Ms. Ellias serves as a Managing Director at the JDRF T1D Fund LLC, a venture philanthropy fund with approximately $200 million in assets (the “T1D Fund”), including an investment in the Company. Ms. Ellias joined the T1D Fund in 2018 where she has led a number of investments in companies developing T1D-oriented therapies, and served as a director on the board of several including, DiogenX, Veralox Therapeutics, i2O Therapeutics, and Capillary Biomedical. Ms. Ellias joined the T1D Fund from Endeavour Vision, a Geneva-based growth stage venture fund. She was previously Principal at Sofinnova Partners, Paris, a leading early-stage life sciences fund. Ms. Ellias has also held roles in business development with Medtronic and started her career at McKinsey & Company. She holds an M.B.A. in Healthcare Management from the Wharton School at the University of Pennsylvania and a B.A. in International Relations and Political Science from Yale University. We believe Ms. Ellias is well qualified to serve on our Board due to her extensive T1D and emerging companies experience.

Andrew Moin joined the Board in October 2023. Mr. Moin is a Partner and Analyst at Sessa Capital, a New York based investment advisor registered with the SEC. Mr. Moin has been with Sessa since 2012, where he works on idea generation, research, and investment implementation. Prior to Sessa, from 2008-2012, Mr. Moin was in the Tax Group at Sullivan & Cromwell LLP, where he advised corporate and other clients on a variety of transactions. In the non-profit realm, Andrew has served on the Young Leadership Committee of the New York City Chapter of the JDRF and was Chair of the Board of Trustees at the Great Neck Community School. Andrew received a B.A. in Economics, with distinction, from Amherst College and a J D., magna cum laude, from Harvard Law School. We believe Mr. Moin is well qualified to serve on our Board due to his extensive investment experience.

Dr. Jay S. Skyler, M.D., MACP, FRCP joined the Board in May 2024. He is a Professor of Medicine, Pediatrics and Psychology and Deputy Director of the Diabetes Research Institute at the University of Miami in Florida, where he has been employed since 1976. Dr. Skyler has also served as Study Chairman for the National Institute of Diabetes & Digestive & Kidney Diseases Type 1 Diabetes clinical trials network. He was previously the President of the American Diabetes Association and Vice-President of the International Diabetes Federation. Dr. Skyler served as a director of Amylin Pharmaceuticals, Inc., a pharmaceutical company, until its acquisition by Bristol-Myers Squibb Company in August 2012, and served as a director of MiniMed, Inc., a medical device company, until its acquisition by Medtronic plc. in 2001. From 2002 to 2023, Dr. Skyler served on the board of directors of DexCom, Inc. (NASDAQ: DXCM), a publicly traded medical device company. Dr. Skyler has served on the board of directors of Applied Therapeutics, Inc. (NASDAQ: APLT), a publicly-traded clinical-stage biopharmaceutical company, since April 2019. Dr. Skyler received his B.S. from The Pennsylvania State University, and his M.D. from Jefferson Medical College. We believe that Dr. Skyler’s extensive expertise in the life sciences industry and his experience serving on the board of directors of other public companies qualifies him to serve on our Board.

Family Relationships

There are no family relationships among any of our directors or executive officers. Edward Hamilton, our former Executive Chairman, retired from such role as of October 2021. Mr. Hamilton was named as a board observer in October 2021. Edward Hamilton is Christine Hamilton’s husband.

Director Compensation

Director Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by or paid to our directors for the fiscal year ended December 31, 2023.

	Fees Earned or Paid in Cash	Option Awards (1)	Stock Awards (2)	Total
Name	($)	($)	($)	($)
Samuel J. Reich	—	202,598	—	202,598
Christine Hamilton, MBA	25,000	—	—	25,000
Eddie J. Sullivan, PhD	—	202,598	—	202,598
Jeffrey G. Spragens	25,000	—	—	25,000
David Link, MBA	25,000	—	—	25,000
Katie Ellias (3)	—	—	—	—
William Polvino, MD	25,000	—	—	25,000
Scott Giberson	25,000	—	—	25,000
Erick Lucera	18,750	8,178	—	26,928
Andrew Moin (3)	—	—	—	—
Jay S. Skyler, M.D., MACP, FRCP (4)	—	—	—	—
(1)
Represents the aggregate grant date fair value of stock option awards granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in the Notes to our audited consolidated financial statements for the year ended December 31, 2023 set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. These amounts do not represent the actual amounts paid to or realized by the executives during the fiscal years presented.
(2)
Represents the aggregate grant date fair value of restricted stock units granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. Restricted stock units are valued at market price of the Company’s common stock at the closing price at the date of grant. These amounts do not represent the actual amounts paid to or realized by the executives during the fiscal years presented.
(3)
Each of Ms. Ellias and Mr. Moin have waived their receipt of Board compensation at this time.
(4)
Dr. Skyler was appointed to the Board in May 2024. As such, he received no compensation during the fiscal year ended December 31, 2023.

Narrative to Director Compensation Table

Our director compensation policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders. Prior to May 2024, our director compensation policy consisted of an annual $25,000 retainer payable to non-employee directors for service on the Board and the committees of the Board.

2024 Director Compensation Policy

In May 2024, upon the recommendation of each of the compensation committee and nominating and corporate governance committee, the Board adopted a new director compensation policy. The director compensation policy now provides:

•
upon appointment to the Board, each non-employee director will receive a one-time grant of 35,000 options (pro rata beginning on June 1st) to purchase shares of common stock, to vest over three years;
•
each non-employee director will receive an annual grant of 20,000 options to purchase shares of common stock, to vest over two years;
•
the annual retainer payable to non-employee directors for service on the Board is $30,000;
•
the chairs of the audit committee, compensation committee, and nominating and corporate governance committee will receive, on an annual basis, an additional $8,000, $7,000, and $6,000, respectively; and
•
the non-chair members of the audit committee, compensation committee, and nominating and corporate governance committee will receive, on an annual basis, an additional $6,000, $5,000, and $4,000, respectively.

Required Vote

The directors elected to the Board will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of a director. In other words, if each of the nominees receives a single “FOR” vote, he or she will be elected as a director. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld, to elect of each of Samuel J. Reich, Christine Hamilton and Eddie J. Sullivan, as a director. Broker non-votes will have no effect on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR THE ELECTION OF THE THREE CLASS III DIRECTORS SET FORTH IN THIS PROPOSAL NUMBER 1.

PROPOSAL NUMBER 2: AMENDMENT TO 2021 OMNIBUS EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the Plan Amendment to the existing SAB Biotherapeutics, Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”). Upon recommendation of the compensation committee, the Board approved the Plan Amendment, subject to receipt of stockholder approval, and has recommended that stockholders approve this Proposal No. 2 to approve the Plan Amendment. Equity-based compensation is an important component of our compensation philosophy because it provides employees with long-term exposure to the Company’s performance and aligns employees’ interests with those of our stockholders. Approval of the Plan Amendment will allow us to continue to grant equity compensation awards to our employees, officers, and directors in furtherance of this philosophy.

We are asking our stockholders to approve the Plan Amendment, which includes the following material amendments (along with certain other clarifying changes):

•
Increases the number of shares authorized for use in making awards under the Plan by 3,900,000 shares to 5,500,000 shares.
•
Amends the language of the Plan related to the automatic “evergreen” clause to provide for an annual increase to be added as of the first day of the Company’s fiscal year, beginning in 2025 and occurring each year thereafter through 2031, equal to five percent (5.0%) of the total number of shares of common stock issued and outstanding as of the end of the Company’s immediately preceding fiscal year (or such lesser number of shares, including no shares, determined by the Board in its sole discretion); provided, however, that the aggregate number of additional shares available for issuance pursuant to the automatic “evergreen” clause shall not exceed a total of 10,000,000 shares.

The Company’s officers and directors have an interest in this Proposal No. 2 due to their participation in the Plan.

The reason for seeking stockholder approval of Proposal No. 2 is to (i) satisfy certain requirements of the Internal Revenue Code of 1986 (the “Code”), related to incentive stock option plans, (ii) satisfy certain requirements applicable Nasdaq Marketplace Rules, and (iii) account for the impact that the 1-for-10 reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, which reverse stock split became effective on January 5, 2024, had on the Plan. Additionally, the Board believes that to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in value of the Company’s common stock.

We strongly believe that the approval of the Amendment is essential to our continued success. The Company’s directors and officers further believe that equity awards motivate high levels of performance, align the interests of our employees and stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company.

If our stockholders do not approve this Proposal No. 2, we will be unable to use equity compensation to the extent needed to provide competitive compensation to motivate our employees. If this Proposal No. 2 is not approved at the Annual Meeting, we could be required to increase cash compensation to attract, retain and motivate our employees, which may compromise funding of our development programs.

The Company’s officers and directors believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees, directors and consultants who help the Company meet its goals. If the Plan Amendment is not approved at the Annual Meeting and we are then unable to offer equity awards as a component of compensation on agreeable terms, we will be at a disadvantage relative to other companies which will be able to offer more attractive and broad-based compensation packages to their executive officers, directors, and other key employees. The Company’s officers and directors believe that the ability to grant equity awards is, now more than ever, critical to the future success of the Company and in the best interests of the Company’s stockholders.

Since calendar year 2021, the United States job market has been characterized by a historic “war for talent,” with millions of Americans changing employers each month. The causes are varied, and include the rolling impacts of the COVID-19 pandemic and a seeming country-wide shortage of skilled labor. The phenomenon has been dubbed the “Great Resignation.” Further, global market volatility and uncertainty has increased due to lingering impacts of the COVID-19 pandemic, inflation and global events such as armed conflict in Ukraine and surrounding European areas which began in February 2022, and the armed conflict in the Middle East which began in October 2023. This volatility may now or in the future impact the market value of our common stock.

Equity awards form a core component of our compensation philosophies at it relates to our officers, other employees and non-employee directors. This Proposal No. 2 will give us flexibility as to any compensation packages we offer, which we believe is critical during times of extremely volatility and uncertainty. As a result, we believe our ability to hire, appoint, and retain key personnel would be negatively impacted by a failure to approve this Proposal No. 2.

The general description of the Plan Amendment set forth below is qualified in its entirety by and subject to the full text of the form of proposed amendment, which is attached as Appendix A hereto. If our stockholders fail to approve the Plan Amendment, the Plan Amendment will not be given effect and the current plan will continue as in effect prior to the Plan Amendment.

Summary of the Proposed Amendment to the 2021 Omnibus Equity Incentive Plan

Prior to the adoption of the Plan Amendment, and prior to the Reverse Stock Split, up to a maximum of 11,000,000 shares of our common stock (1,100,000 following the Reverse Stock Split) have been authorized for settlement of awards granted under the Plan without taking into account the 2% annual evergreen increase. Additionally, prior to the adoption of the Plan Amendment, the number of shares authorized for issuance increased beginning in 2022, as of the first day of each fiscal year, by 2.0% of the number of our shares of common stock issued and outstanding on a fully-diluted basis as of the last day of the preceding fiscal year (or such lesser number of shares as determined by our Board in its sole discretion). Prior to the adoption of the Plan Amendment, and prior to the Reverse Stock Split, 5,000,000 shares of our common stock have been authorized for settlement of awards granted under the Plan pursuant to the 2% annual evergreen increase (500,000 following the Reverse Stock Split).

The Plan Amendment increases the number of shares of common stock that are available for delivery pursuant to awards granted under the Plan by 3,900,000 to 5,500,000 shares. If this Proposal No. 2 is approved, an aggregate of 3,943,547 shares will be available for future grant under the Plan. The Plan Amendment also provides for an annual increase to be added as of the first day of the Company’s fiscal year, beginning in 2025 and occurring each year thereafter through 2031, equal to five percent (5.0%) of the total number of shares of common stock issued and outstanding as of the end of the Company’s immediately preceding fiscal year (or such lesser number of shares, including no shares, determined by the Board in its sole discretion); provided, however, that the aggregate number of additional shares available for issuance pursuant to the automatic “evergreen” clause shall not exceed a total of 10,000,000 shares.

Summary of the Plan, as Amended by the Plan Amendment

The Plan covers the grant of awards to our employees (including officers), non-employee consultants and non-employee directors and those of our affiliates. As of December 31, 2023, 57 employees (including officers) and 8 non-employee directors were eligible to participate in the Plan. For purposes of the Plan, our affiliates include any corporation, partnership, limited liability company, joint venture or other entity, with respect to which we, directly or indirectly, own either (i) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (ii) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of any non-corporate entity.

The compensation committee of the Board administers the Plan. The full Board must approve all decisions regarding awards to non-employee directors.

Up to a maximum of 5,500,000 shares of our common stock may be delivered in settlement of awards granted under the Plan. The number of shares authorized for issuance will increase beginning in 2025, and occurring each year thereafter through 2031, by 5.0% of the number of our shares of common stock issued and outstanding on a fully-diluted basis as of the last day of the preceding fiscal year (or such lesser number of shares as determined by our Board in its sole discretion). In no event, however, shall the aggregate number of shares that may be issued pursuant to this annual increase under the Plan exceed 10,000,000.

Up to a maximum of 5,500,000 shares of our common stock may be issued under the Plan pursuant to the exercise of incentive stock options. The stock delivered to settle awards made under the Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the Plan. If any shares subject to any award granted under the Plan (other than a substitute award as described below) is forfeited or otherwise terminated without delivery of such shares (or if such shares are returned to us due to a forfeiture restriction under such award), the shares subject to such awards will again be available for issuance under the Plan. However, any shares that are withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of an award will continue to be treated as having been delivered under the Plan and will not again be available for grant under the Plan. Upon settlement of any stock appreciation rights (“SARs”), the number of shares underlying the portion of the SARs that is exercised will be treated as having been delivered for purposes of determining the maximum number of shares available for grant under the Plan and shall not again be treated as available for issuance under the Plan.

If a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving us or repurchase or exchange of our shares or other securities, or other rights to purchase shares of our securities or other similar transaction or event affects our common stock such that the compensation committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the Plan, the compensation committee will make an equitable change or adjustment as it deems appropriate to the number of type of securities with respect to which awards may be granted, (ii) the number and type of securities subject to outstanding awards, (iii) the exercise price with respect to any option or SAR or, if deemed appropriate, make provision for a cash payment to the holder of such outstanding award, and (iv) the number and kind of outstanding restricted shares, or the shares underlying any other form of award.

Types of Awards

The Plan permits the granting of any or all of the following types of awards to all grantees:

•
stock options, including incentive stock options (“ISOs”);
•
stock appreciation rights (“SARs”);
•
restricted shares;
•
deferred stock;
•
restricted stock units;
•
performance units and performance shares;
•
dividend equivalents;
•
bonus shares; and
•
other stock-based awards.

Generally, awards under the Plan are granted for no consideration other than prior and future services. Awards granted under the Plan may, in the discretion of the committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the Plan; provided, however, that if an SAR is granted in tandem with an ISO, the SAR and ISO must have the same grant date and term and the exercise price of the SAR may not be less than the exercise price of the ISO. The material terms of each award will be set forth in a written award agreement between the grantee and us.

Stock Options and SARs

The committee is authorized to grant SARs and stock options (including incentive stock options (ISOs) except that an ISO may only be granted to an employee of ours or one of our subsidiary corporations). A stock option allows a grantee to purchase a specified number of shares of our common stock at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. An SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share. The exercise price of an option or an SAR will be determined by the committee and set forth in the applicable award agreement but the exercise price may not be less than the fair market value of a share of common stock on the grant date. The term of each option or SAR is determined by the committee and set forth in the applicable award agreement, except that the term may not exceed ten (10) years (or five (5) years if the grantee holds more than 10% of the total combined voting power of all classes of our capital stock).

Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer); delivering shares of our common stock previously owned by the grantee; or, with the approval of the compensation committee, (i) delivery of shares of our common stock acquired upon the exercise of such options, or (ii) the sale of shares acquired upon exercise of the options through a broker-dealer to whom the grantee has delivered irrevocable notice of exercise and instructions to deliver sales proceeds sufficient to pay us the exercise price.

Following shareholder approval of the Plan on October 20, 2021, ISOs may be granted pursuant to the terms of the Plan.

Restricted Shares

The committee may award restricted shares consisting of shares of our common stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the applicable award agreement. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the applicable award agreement.

Deferred Stock and Restricted Stock Units

The committee may also grant deferred stock awards and/or restricted stock unit awards. A deferred stock award is the grant of a right to receive a specified number of shares of our common stock at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Internal Revenue Code. A restricted stock unit award is the grant of a right to receive a specified number of shares of our common stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will lapse without the issuance of the shares underlying such award.

Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership until the shares underlying the award are delivered in settlement of the award. Unless otherwise determined by the compensation committee, grantees will have the rights to receive dividend equivalents in respect of deferred stock and/or restricted stock units, which dividend equivalents shall be deemed reinvested in additional shares of deferred stock or restricted stock units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the deferred stock or restricted stock units to which such dividend equivalents relate.

Performance Units

The committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the committee and reflected in the applicable award agreement. The initial value of a performance unit will be determined by the committee at the time of grant. The committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the applicable award agreement.

Performance Shares

The committee may grant performance shares, which entitle a grantee to a certain number of shares of common stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the committee and reflected in the applicable award agreement. The committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the applicable award agreement.

Bonus Shares

The committee may grant fully vested shares of our common stock as bonus shares on such terms and conditions as specified in the applicable award agreement.

Dividend Equivalents

The committee is authorized to grant dividend equivalents, which provide a grantee the right to receive payment equal to the dividends paid on a specified number of shares of our common stock. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the Plan. If deferred, such dividend equivalents may be credited with interest or may be deemed to be invested in shares of our common stock, other awards under the Plan or in other property.

Other Stock-Based Awards

The Plan authorizes the committee to grant awards that are valued in whole or in part by reference to or otherwise based on certain other securities. The committee determines the terms and conditions of such awards, including whether awards are paid in shares or cash.

Business Combination, Consolidation or Similar Corporate Transaction

If there is a merger or consolidation of us with or into another corporation or a sale of substantially all of our stock (a “Corporate Transaction”), and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with equivalent awards granted by the surviving company (or its parent company), the committee will cancel any outstanding awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the committee accelerates the vesting of any such awards) and with respect to any vested and nonforfeitable awards, the committee may either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. If an exercise price of an option or SAR exceeds the fair market value of our common stock and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee.

Amendment to and Termination of the Plan

The Plan may be amended, altered, suspended, discontinued or terminated by our Board without further stockholder approval, unless such approval is required by law or regulation or under the rules of any stock exchange or automated quotation system on which our common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although our Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

In addition, subject to the terms of the Plan, no amendment or termination of the Plan may materially and adversely affect the right of a grantee under any award granted under the Plan.

Unless earlier terminated by our Board, the Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on the tenth anniversary of the effective date of the Plan.

Federal Income Tax Consequences

The following discussion summarizes the certain Federal income tax consequences of the Plan based on current provisions of the Code, which are subject to change. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular grantee based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A or golden parachute excise taxes under Code Section 4999), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all grantees to consult their own tax advisors concerning the tax implications of awards granted under the Plan.

Options. A recipient of a stock option will not have taxable income upon the grant of the stock option. For stock options that are not incentive stock options, the grantee will recognize ordinary income upon exercise in an amount equal to the value of any cash received, plus the difference between the fair market value of the freely transferable and non-forfeitable shares received by the grantee on the date of exercise and the exercise price. The grantee’s tax basis in such shares will be the fair market value of such shares on the date the option is exercised. Any gain or loss recognized upon any later disposition of the shares generally will be a long-term or short-term capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the grantee, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the grantee on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the grantee holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the grantee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. If the grantee holds the shares for the legally required holding period, the grantee’s tax basis in such shares will be the exercise price paid for the shares.

Generally, a company can claim a federal income tax deduction equal to the amount recognized as ordinary income by a grantee in connection with the exercise of a stock option, but not relating to a grantee’s capital gains. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the grantee holds the shares for the legally-required period.

Restricted Shares. Unless a grantee makes the election described below, a grant of restricted shares will not result in taxable income to the grantee or a deduction for the Company in the year of grant. The value of such restricted shares will be taxable to a grantee as ordinary income in the year in which the restrictions lapse. Alternatively, a grantee may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, provided the grantee makes the election within 30 days after the date of such grant. If such an election were made, the grantee would not be allowed to deduct at a later date the amount included as taxable income if the grantee should forfeit the shares of restricted stock. The amount of ordinary income recognized by a grantee is deductible by the Company in the year such income is recognized by the grantee, provided such amount constitutes reasonable compensation to the grantee. If the election described above is not made, then prior to the lapse of restrictions, dividends paid on the shares subject to such restrictions will be taxable to the grantee as additional compensation in the year received, and the Company will be allowed a corresponding deduction.

Other Awards. Generally, when a grantee receives payment in settlement of any other award granted under the Plan, the amount of cash and the fair market value of the shares received will be ordinary income to such grantee, and the Company will be allowed a corresponding deduction for federal income tax purposes.

Generally, when a grantee receives payment with respect to dividend equivalents, the amount of cash and the fair market value of any shares or other property received will be ordinary income to such grantee. The Company will be entitled to a federal income tax deduction in an amount equal to the amount the grantee includes in income.

If the grantee is an employee or former employee, the amount the grantee recognizes as ordinary income in connection with an award (other than an incentive stock option) is subject to tax withholding.

Limitations on Deductions. Code Section 162(m) as amended by the Tax Cuts and Jobs Act, limits the Federal income tax deductibility of compensation paid to any covered employee to $1 million per fiscal year. A “covered employee” is any individual who (i) is the Company’s principal executive officer or principal financial officer at any time during the then current fiscal year, (ii) is one of the three highest paid named executive officers (other than the principal executive officer or principal financial officer) during the then current fiscal year or (iii) was a covered employee in any prior fiscal year beginning after December 31, 2016.

Deferred Compensation. Under Section 409A of the Code. Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals) will be subject to Code Section 409A. Generally, Code Section 409A imposes accelerated inclusion in income and tax penalties on the recipient of deferred compensation that does not satisfy the requirements of Code Section 409A. Options and restricted shares granted under the Amended and Restated Omnibus Plan will typically be exempt from Code Section 409A. Other awards may result in the deferral of compensation. Awards under the Plan that may result in the deferral of compensation are intended to be structured to meet applicable requirements under Code Section 409A. Certain grantee elections and the timing of distributions relating to such awards must also meet requirements under Code Section 409A in order for income taxation to be deferred and tax penalties avoided by the grantee upon vesting of the award.

Required Vote

The Plan Amendment Proposal requires the affirmative vote of a majority of the total votes cast on the proposal at the Annual Meeting to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NUMBER 2.

PROPOSAL NUMBER 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected EisnerAmper LLP (“EisnerAmper”) as our independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2024, and recommends that our stockholders vote for the ratification of such selection. The ratification of the selection of EisnerAmper as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the number of votes cast “FOR” and “AGAINST” the proposal. In the event that EisnerAmper is not ratified by our stockholders, the audit committee will review its future selection of EisnerAmper as our independent registered public accounting firm.

EisnerAmper audited our financial statements for the fiscal year ended December 31, 2023. Representatives of EisnerAmper are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. The following table represents aggregate fees billed to the Company for the fiscal year ended December 31, 2023 by EisnerAmper LLP (“EisnerAmper”), the Company’s independent registered public accounting firm.

(US Dollars)	2023	2022
Audit fees	$299,687	$—
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$299,687	$—

Audit fees for the fiscal years ended December 31, 2023 rendered by EisnerAmper relate to professional services rendered for the audit of our financial statements, quarterly reviews, issuance of consents, and review of documents filed with the SEC.

The following table represents aggregate fees for professional services rendered for the Company by Mayer Hoffman McCann P.C. (“MHM”), the Company’s former independent registered public accounting firm for the years ended December 31, 2023 and 2022. Substantially all of MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.

(US Dollars)	2023	2022
Audit fees	$318,388	$710,644
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$318,388	$710,644

The following table represents aggregate fees for professional services rendered for the Company by Mayer Hoffman McCann P.C. (“MHM”), the Company’s former independent registered public accounting firm for the years ended December 31, 2023 and 2022. Substantially all of MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.

Changes in Certifying Accountant

On July 25, 2023, MHM informed the Company and the audit committee that MHM would not stand for re-election as the Company’s independent registered public accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2023. MHM was not required to and did not seek the Company’s consent to its decision to resign as the Company’s independent registered public accounting firm. As a result, neither the Company’s Board nor the audit committee took part in MHM’s decision to resign.

MHM audited the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and 2021. MHM’s report, dated April 14, 2023, with respect to the consolidated financial statements of SAB Biotherapeutics, Inc. and Subsidiaries as of December 31, 2022 and 2021 and for each of the years ended December 31, 2022 and December 31, 2021 (i) did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern and, (ii) did not advise the Company of any “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K with respect to the Company other than in connection with management’s conclusions in its annual report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on April 14, 2023 (as amended), that the Company did not design appropriate review controls surrounding technical accounting matters and significant and/or unusual transactions, which resulted in a material error that was corrected through the restatement of the Company’s consolidated financial statements as of and for the year ended December 31, 2021, and the correction of the unaudited quarterly financial information for period endings March 31, 2022, June 30, 2022, and September 30, 2022.

Pre-Approval Policies and Procedures

The audit committee has adopted a policy that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The policy generally provides that we will not engage our independent registered public accounting firm (EisnerAmper) to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the audit committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the policy (“general pre-approval”). Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval under the policy, it requires specific pre-approval by the audit committee or by a designated member of the audit committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the audit committee will consider whether such services are consistent with the SEC’s rules on auditor independence.

Required Vote

Ratification of the appointment of EisnerAmper as our independent registered public accounting firm for the year ending December 31, 2024 requires the affirmative vote of a majority of the total votes cast on the proposal at the Annual Meeting to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NUMBER 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of May 13, 2024, by:

•
each person known to be the beneficial owner of more than 5% of our outstanding common stock;
•
each of our executive officers and directors; and
•
all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of stock options, within 60 days. Shares subject to options that are currently exercisable or exercisable within 60 days are considered outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the Company believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the business address of each of the directors and executive officers of the Company is 777 W 41st St.; Suite 401, Miami Beach, FL 33140.

The percentage of beneficial ownership of the Company is calculated based on 9,229,208 shares of common stock outstanding as of May 13, 2024. Shares of common stock subject to warrants, options or rights currently exercisable, or exercisable within 60 days of May 13, 2024 are counted as beneficially owned by the holder.

Shares Beneficially Owned(1)

Beneficial Owner	Common Stock	Percent		Series A-2 Preferred Stock	Percent		Percent of Total Voting Power
Executive Officers and Directors
Christine Hamilton (2)	881,242	9.48%		—	*	%	5.51%
Eddie J. Sullivan, PhD (3)	592,142	6.37%		—	*	%	3.7%
Samuel J. Reich (4)	148,850	1.60%		—	*	%	*	%
Jeffrey G. Spragens (5)	49,789	*	%	—	*	%	*	%
William Polvino, MD (6)	13,958	*	%	—	*	%	*	%
David Link, MBA (7)	20,394	*	%	—	*	%	*	%
Scott Giberson (8)	1,672	*	%	—	*	%	*	%
Erick Lucera (9)	1,041	*	%	—	*	%	*	%
Andrew Moin (10)	458,457	4.97%		28,380	67.19%		31.15%
Katie Ellias (11)	285,714	3.1%		—	*	%	1.79%
Jay S. Skyler, M.D., MACP, FRCP	—	*	%	—	*	%	*	%
Alexandra Kropotova (12)	25,595	*	%	—	*	%	*	%
Michael G. King, Jr. (13)	500	*	%	—	*	%	*	%
Christoph Bausch (14)	49,867	*	%	—	*	%	*	%
All directors and executive officers as a group (14 persons)	2,529,221	26.46%		28,380	67.19%		43.26%

Other 5% Stockholders
Entities affiliated with BVF Partners (15)	917,826	9.94%		12,217	28.93%		17.93%
Entities Managed by RTW Investments, LP (16)	917,827	9.94%		217	*	%	5.98%

*	Represents beneficial ownership of less than one percent (1%).

(1)
Except as indicated in these footnotes: (i) each person named in this table has sole voting and investment power with respect to all shares of common stock and Series A Preferred Stock beneficially owned by such person; (ii) the number of shares beneficially owned by each person includes any restricted shares of common stock, shares of common stock that may be acquired through the exercise of options and warrants that such person has the right to acquire as of, or within 60 days of May

13, 2024, and after giving effect to any applicable limitations on beneficial ownership described in the footnotes below; and (iii) the beneficial ownership percentages shown above are based on a total of 15,933,334 eligible voting shares outstanding as of May 13, 2024, being comprised of (a) 9,229,208 shares of common stock and (b) 6,704,126 shares of common stock assuming conversion of 42,236 shares of Series A-2 Preferred Stock.
(2)
Consists of (i) 499,308 shares of common stock held by Ms. Hamilton; (ii) 17,424 shares of common stock held as a co-owner by Ms. Hamilton with her spouse, Dr. Edward Hamilton; (iii) 290,901 shares of common stock held by Ms. Hamilton’s spouse, Dr. Edward Hamilton; (iv) 2,500 shares held by Christiansen Investments; (v) 8,298 shares of common stock underlying warrants that are exercisable within 60 days of May 13, 2024; (vi) 16,283 shares of common stock underlying stock options held by Ms. Hamilton exercisable within 60 days of May 13, 2024; and (vii) 46,528 shares of common stock underlying stock options held by her spouse, Dr. Edward Hamilton, exercisable within 60 days of May 13, 2024. Ms. Hamilton is a control person with voting and dispositive power over shares of Christiansen Investments and is deemed to have beneficial ownership of the shares held by Christiansen Investments. Ms. Hamilton disclaims beneficial ownership of such securities except to the extent of her pecuniary interest therein, directly or indirectly.
(3)
Consists of (i) 523,230 shares of common stock held by Dr. Sullivan; and (ii) 68,912 shares of common stock underlying stock options held by Dr. Sullivan exercisable within 60 days of May 13, 2024.
(4)
Consists of (i) 21,800 shares of common stock held by Mr. Reich; (ii) 100 shares of common stock held jointly by Mr. Reich and Mr. Reich’s spouse; (iii) 54,769 of shares of common stock held by Big Cypress Holdings, LLC that are subject to vesting during a period of up to five years after October 22, 2021, which is the Business Combination Closing Date; (iv) 996 shares of common stock underlying warrants that are currently exercisable; and (v) 71,185 shares of common stock underlying stock options held by Mr. Reich exercisable within 60 days of May 13, 2024. Mr. Reich is a managing member with voting and dispositive power over shares of Big Cypress Holdings, LLC and is deemed to have beneficial ownership of the shares held by Big Cypress Holdings, LLC. Mr. Reich disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein, directly or indirectly.
(5)
Consists of (i) 39,498 shares of common stock held by Mr. Spragens; and (ii) 10,291 shares of common stock underlying warrants that are currently exercisable.
(6)
Consists of 13,958 shares of common stock underlying stock options held by Dr. Polvino exercisable within 60 days of May 13, 2024.
(7)
Consists of (i) 5,731 shares of common stock held by Mr. Link; (ii) 1,209 of shares of common stock held by Iron Horse Investments, LLC; (iii) 4,149 shares of common stock underlying warrants that are currently exercisable; and (iv) 9,305 shares of common stock underlying stock options held by Mr. Link exercisable within 60 days of May 13, 2024. Mr. Link is a control person with voting and dispositive power over shares of Iron Horse Investments, LLC and is deemed to have beneficial ownership of the shares held by Iron Horse Investments, LLC. Mr. Link disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein, directly or indirectly.
(8)
Consists of 1,672 shares of common stock underlying stock options held by Mr. Giberson exercisable within 60 days of May 13, 2024.
(9)
Consists of 1,041 shares of common stock underlying stock options held by Mr. Lucera exercisable within 60 days of May 13, 2024.
(10)
Andrew Moin, an Analyst and Partner with Sessa Capital, is a member of the board of directors of the Company. Sessa Capital (Master), L.P. and its affiliates beneficially own the securities listed in the table above, and Mr. Moin disclaims beneficial ownership of such securities. Sessa is subject to a 4.99% blocker.
(11)
Based on information provided on a Form 4 filed with the SEC on November 28, 2023. Represents an aggregate of 285,714 shares of common stock. These securities are beneficially owned by JDRF T1D Fund, LLC (“JDRF”), directly. Helen Katherine Ellias, a Managing Director with JDRF, is a member of the board of directors of the Company. JDRF is a non-profit organization and Ms. Ellias is an employee of such organization. As such, Ms. Ellias disclaims beneficial ownership of any securities held by JDRF.
(12)
Consists of (i) 802 shares of common stock underlying stock options held by Ms. Kropotova exercisable within 60 days of May 13, 2024; and (ii) 24,793 shares of common stock underlying restricted stock units that will vest within 60 days of May 13, 2024.
(13)
Consists of 500 shares of common stock held by Mr. King as of May 13, 2024. On May 26, 2024, Mr. King notified the Company that he would be resigning from his position, effective June 4, 2024, to pursue another opportunity. Mark Conley, the Company’s Vice President of Finance, will become Interim Chief Financial Officer at such time.

(14)
Consists of 49,867 shares of common stock underlying stock options held by Mr. Bausch exercisable within 60 days of May 13, 2024.
(15)
Based partially on a Schedule 13G filed with the SEC on December 4, 2023. Represents an aggregate of (i) 917,826 shares of common stock and (ii) 12,217 shares of the Company’s Series A-2 Preferred Stock which are convertible into an aggregate of 1,939,204 shares of common stock. These securities are beneficially owned by Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund OS LP, and MSI BVF SPV, LLC (collectively, the “BVF Funds”). The BVF Funds are subject to a 9.99% blocker. The address of the BVF Funds is 44 Montgomery St., 40th Floor San Francisco, California 94104.
(16)
Based partially on a Schedule 13G filed with the SEC on February 14, 2024. Represents an aggregate of (i) 917,827 shares of common stock and (ii) 217 shares of the Company’s Series A-2 Preferred Stock which are convertible into an aggregate of 34,443 shares of common stock. These securities are beneficially owned by RTW Master Fund, Ltd., RTW Innovation Master Fund, Ltd., and RTW Biotech Opportunities Ltd (collectively, the “RTW Funds”). RTW Investments, LP (“RTW”), in its capacity as the investment manager of the RTW Funds, has the power to vote and the power to direct the disposition of the shares held by the RTW Funds. Accordingly, RTW may be deemed to be the beneficial owner of such securities. Roderick Wong, M.D., as the Managing Partner of RTW, has the power to direct the vote and disposition of the securities held by RTW. Dr. Wong disclaims beneficial ownership of the shares held by the RTW Funds, except to the extent of his pecuniary interest therein. The address and principal office of RTW Investments, LP is 40 10th Avenue, Floor 7, New York, NY 10014, and the address of Dr. Wong and each of the RTW Funds is c/o RTW Investments, LP, 40 10th Avenue, Floor 7, New York, NY 10014. The RTW Funds are subject to a 9.99% blocker.

EXECUTIVE OFFICERS

Our executive officers and their ages as of May 30, 2024 and positions with SAB are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position
Samuel J. Reich	49	Chairman of the Board, Chief Executive Officer, and Director
Eddie J. Sullivan, PhD	58	President and Director
Michael G. King, Jr.	63	Chief Financial Officer
Christoph Bausch, PhD	53	Chief Operating Officer
Alexandra Kropotova, MD	51	Chief Medical Officer

Our Board chooses our executive officers, who then serve at the discretion of our Board.

Samuel J. Reich. For a brief biography of Mr. Reich, please see “Proposal No. 1: Election of Directors- Nominees to Our Board of Directors.”

Eddie J. Sullivan. For a brief biography of Dr. Sullivan, please see “Proposal No. 1: Election of Directors- Nominees to Our Board of Directors.”

Michael G King, Jr. has been our Chief Financial Officer since October 2023. Mr. King is an award-winning biotechnology industry research analyst with over 25 years of experience advising investors and issuers. From June 2022 to May 2023, Mr. King was Co-Head of Healthcare Research at EF Hutton Group., where he provided coverage on 15 healthcare and biotechnology companies across a range of market capitalizations. From January 2021 to May 2022, he was Managing Director and Senior Biotechnology Analyst with H.C. Wainwright & Co., where he provided coverage on 21 healthcare and biotechnology companies From May 2018 to December 2020, Mr. King acted as Entrepreneur in Residence at Fortress Biotech, Inc., where he was responsible for identifying promising therapeutic molecules, securing rights to their development and commercialization, and forming and capitalization new companies around these molecules. Mr. King has previously held senior roles with prominent companies including JMP Securities LLC, Rodman and Renshaw LLC, Ziopharm Oncology, Inc. Wedbush PacGrow Life Sciences, Bank of America, Robertson Stephens, and Vector Securities. Mr. King’s extensive investment banking and public company advisory experience includes equity research, capital markets, corporate finance, and M&A advisory. He received his BA in Finance from the Bernard M. Baruch College of the City University of New York.

On May 26, 2024, Mr. King notified the Company that he would be resigning from his position, effective June 4, 2024, to pursue another opportunity. Mark Conley, the Company’s Vice President of Finance, will become Interim Chief Financial Officer at such time.

Christoph Bausch, PhD, MBA, served as our Chief Science Officer from March 2017 to May 2022, and currently serves as our Chief Operating Officer. Dr. Christoph Bausch is an experienced research scientist, biotech entrepreneur and business development executive who has led the successful discovery, development, and commercialization of platform technologies in the life sciences. Since September 2011, he has been the Founder and Director of Nanopore Diagnostics, a molecular diagnostic company commercializing platform sensor technology for rapid microbial diagnostics. Since October 2011, he has acted as President of Keion Group, LLC, a life science consulting firm. Dr. Bausch held several science-based business development positions prior to joining SAB, most recently for multi-billion-dollar global biorefining leader POET, LLC, where he structured strategic partnerships, prospected, and vetted new technologies and streamlined research and development activities. He also worked in both research and commercialization roles for Fortune 500 life science and high technology company Sigma-Aldrich, now MilliporeSigma. Dr. Bausch is a microbiologist by training and received his Ph.D. in Microbiology at The Ohio State University (Columbus, Ohio), completed Post-Doctoral Training at the Stowers Institute for Medical Research (Kansas City, Missouri). He earned an M.B.A. from St. Louis University (St. Louis, Missouri) and a B.A. in Biology from the University of Nebraska-Lincoln (Lincoln, Nebraska).

Alexandra Kropotova, M.D., is our Executive Vice President & Chief Medical Officer, joining SAB in June, 2022 to lead the strategy, direction, and execution of the company’s clinical development for the entire portfolio. Dr. Kropotova is a biopharmaceutical executive with expertise in all phases of global clinical development, translational medicine and medical affairs. Prior to joining SAB Biotherapeutics, as a Therapeutic Area Head of Global Specialty R&D at Teva Pharmaceuticals, Alexandra led innovative drug development focused on delivering a broad portfolio of immunology, respiratory, and immuno-oncology assets spanning from pre-IND to BLA/NDA filing of biologics and complex drug-device combination products. Prior to Teva, Dr. Kropotova served in various roles at Sanofi, including Vice President, Strategy & Strategic Planning Head, North American Medical Affairs; Associate Vice President and subsequently Vice President, Immuno-Inflammation, Global R&D Clinical Development; and Senior Medical Director, Respiratory, Allergy & Anti-Infectives. She also served in various roles at Pfizer Inc., most recently as Director & Head of Global Clinical Respiratory and Analgesics. She continues to serve on the Board of Directors at iBio, a global leader in plant-based biologics manufacturing and development of novel biopharmaceuticals. Dr. Kropotova received her MBA from Ohio University Graduate

School of Business, Athens, Ohio; and her M.D. in Internal Medicine from the Vladivostok State Medical University, Vladivostok, Russia.

EXECUTIVE COMPENSATION

The following is a discussion and analysis of compensation arrangements of the Company’s named executive officers. This discussion may contain forward-looking statements that are based on the Company’s current plans, considerations, expectations and determinations regarding future compensation programs. The actual compensation programs that the Company adopts may differ materially from the currently planned programs that are summarized in this discussion. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Summary Compensation Table

The following table sets forth information regarding the compensation awarded to, earned by or paid to our named executive officers for the fiscal years ended December 31, 2023 and 2022.

		Salary	Option Awards (1)	Stock Awards (2)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)
Samuel J. Reich (3)	2023	350,000	202,598	—	—	13,200	565,798
Chairman of the Board of Directors and Chief Executive Officer	2022	350,000	304,600	—	14,000	12,200	680,800
Eddie J. Sullivan, PhD. (4)	2023	377,200	202,598	—	—	25,359	605,157
President	2022	377,200	44,725	—	42,435	10,982	475,342
Alexandra Kropotova, MD (5)	2023	525,000	—	147,125	236,250	13,200	921,575
EVP, Chief Medical Officer	2022	282,692	10,344	567,000	—	2,423	862,459
Michael G. King, Jr. (6)	2023	60,577	661,411	—	—	—	721,988
EVP, Chief Financial Officer	2022	—	—	—	—	—	—
Christoph Bausch, PhD (7)	2023	325,000	106,123	—	105,000	13,200	549,323
EVP, Chief Operating Officer	2022	308,855	184,551	—	50,445	12,200	556,051
(1)
Represents the aggregate grant date fair value of stock option awards granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The fair value of each stock option award is estimated on the date of grant using the Black-Scholes option valuation model. A discussion of the assumptions used in calculating the amounts in this column may be found in the Notes to our consolidated financial statements for the year ended December 31, 2023 set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. These amounts do not represent the actual amounts paid to or realized by the executives during the fiscal years presented.
(2)
Represents the aggregate grant date fair value of restricted stock units granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. Restricted stock units are valued at market price of the Company’s common stock at the closing price at the date of grant. These amounts do not represent the actual amounts paid to or realized by the executives during the fiscal years presented.
(3)
We granted Mr. Reich a stock option to purchase up to 7,000 shares of our common stock at an exercise price of $1.78 per share, the closing price of our common stock on March 16, 2022. The shares subject to this stock option award vested 100% of the shares on the one-year anniversary of the grant date and We granted Mr. Reich a stock option to purchase up to 525,000 shares of our common stock at an exercise price of $0.71 per share, the closing price of our common stock on September 13, 2022. The shares subject to this stock option will vest as to 25% of the shares one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. We granted Mr. Reich a stock option to purchase up to 525,000 shares of our common stock at an exercise price of $0.54 per share, the closing price of our common stock on March 14, 2023. The shares subject to this stock option will vest as to 25% of the shares one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. “All Other Compensation” includes only employer matching contributions under our 401(k) plan.
(4)
We granted Dr. Sullivan a stock option to purchase up to 21,218 shares of our common stock at an exercise price of $1.78 per share, the closing price of our common stock on March 16, 2022. The shares subject to this stock option award vested 100% on the one-year anniversary of the grant date. We granted Dr. Sullivan a stock option to purchase up to 35,000 shares of our common stock at an exercise price of $0.71 per share, the closing price of our common stock on September 13, 2022. The shares subject to this stock option vest 25% one the one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. We granted Dr. Sullivan a stock option to purchase up to 525,000 shares of common stock at an exercise price of $0.54 per share, the closing price of our common stock on March 14, 2023. The shares subject to this stock option vest 25% one the one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. “All Other Compensation” includes (a) $13,173 representing payment for a lease to occupy an apartment in Sioux Falls, South Dakota, and (b) $12,187 representing employer matching contributions under our 401(k) plan.
(5)
On June 6, 2022 we granted Alexandra Kropotova 300,000 restricted shares of our common stock (“RSUs”). The shares subject to this stock award will vest as to 25% of the RSU’s on the one-year anniversary of the grant date, and the remainder of the RSU’s vest in 36 equal monthly installments thereafter. On March 14, 2023 we granted Dr. Kropotova 275,000 (27,500 shares following the Reverse Stock Split) restricted shares of our common stock (“RSUs”). The shares subject to this stock award will vest as to 25% of the RSU’s on the one-year anniversary of the grant date, and the remainder of the RSU’s vest 36 equal monthly installments thereafter. “All Other Compensation” includes only employer matching contributions under our 401(k) plan.
(6)
We granted Mr. King a stock option to purchase up to 850,000 shares of our common stock at an exercise price of $0.798 per share, the closing price of our common stock on October 19, 2023. The award was contingent upon the Mr. King’s commencement of service as Chief Financial Officer of the Registrant, which occurred on October 30, 2023. The shares subject to this stock option vest 25% one the one-year anniversary of Mr. King’s commencement of service as Chief Financial Officer , and vest as to the remainder of the shares in 36 equal monthly installments thereafter. On May 26, 2024, Mr. King notified the Company that he would be resigning from his position, effective June 4, 2024, to pursue another opportunity. Mark Conley, the Company’s Vice President of Finance, will become Interim Chief Financial Officer at such time.
(7)
We granted Dr. Bausch a stock option to purchase up to 24,972 shares of our common stock at an exercise price of $1.78 per share, the closing price of our common stock on March 16, 2022. The shares subject to this stock option award vested 100% on the one-year anniversary of the grant date. We granted Dr. Bausch a stock option to purchase up to 274,875 shares of our common stock at an exercise price of $0.71 per share, the closing price of our common stock on September 13, 2022. The shares subject to this stock option vest 25% one the one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. We granted Dr. Bausch a stock option to purchase up to 275,000 shares of common stock at an exercise price of $0.54 per share, the closing price of our common stock on March 14, 2023. The shares subject to this stock option vest 25% one the one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. “All Other Compensation” includes only employer matching contributions under our 401(k) plan.

Named Executive Officer Employment Arrangements

Below are descriptions of the current employment agreements with our named executive officers.

Samuel J. Reich

On November 17, 2021, we entered into an Executive Employment Agreement with Mr. Reich to serve as our Chairman of the Board. The agreement provides Mr. Reich an annual base salary of $350,000, and his eligibility to participate in the Company’s benefit plans generally. The agreement also subjects Mr. Reich to standard nondisclosure, invention assignment, and arbitration provisions. If Mr. Reich's employment is terminated by the Company without Cause (as defined in the employment agreement) (other than for death or disability) or the term of his employment is not renewed, Mr. Reich will receive (i) a severance payment equal to one year of his then base salary, payable in a lump sum five business days after his release becomes final, (ii) the applicable accrued but unpaid annual bonus, if any, for the fiscal year ended prior to his date of termination, payable at the same time annual bonuses for such fiscal year are paid to other key executives of the Company, (iii) one hundred percent of his outstanding unvested equity awards as of the date of termination will be fully vested and exercisable, and (iv) reimbursement of the COBRA premiums, if any, for continuation coverage for Mr. Reich, his spouse and dependents under the Company’s group health, dental and vision plans for a twelve month period from the date of termination.

Eddie J. Sullivan

On March 5, 2024, we entered into an Executive Employment Agreement with Dr. Sullivan to continue to serve as our President. The agreement provides Dr. Sullivan an annual base salary of $485,000, and his eligibility to participate in the Company’s benefit plans generally. The agreement also subjects Dr. Sullivan to standard nondisclosure, invention assignment, and arbitration provisions. If Dr. Sullivan’s employment is terminated by the Company without Cause (as defined in the employment agreement) (other than for death or disability) or the term of his employment is not renewed, Dr. Sullivan will receive: (i) a severance payment equal to one year of his then base salary, payable in a lump sum five business days after his release becomes final, (ii) the applicable accrued but unpaid annual bonus, if any, for the fiscal year ended prior to his date of termination, payable at the same time annual bonuses for such fiscal year are paid to other key executives of the Company, (iii) one hundred percent of his outstanding unvested equity awards as of the date of termination will be fully vested and exercisable, and (iv) reimbursement of the COBRA premiums, if any, for continuation coverage for Dr. Sullivan, his spouse and dependents under the Company’s group health, dental and vision plans for a twelve month period from the date of termination.

Alexandra Kropotova

On May 20, 2022, we entered into an Executive Employment Agreement with Dr. Kropotova to serve as our Executive Vice President – Chief Medical Officer. The agreement provides Dr. Kropotova an annual base salary of $525,000, and her eligibility to participate in the Company’s benefit plans generally. The agreement also subjects Dr. Kropotova to standard nondisclosure, invention assignment, and arbitration provisions. If Dr. Kropotova’s employment is terminated by the Company without Cause (as defined in the employment agreement) (other than for death or disability) or the term of her employment is not renewed, Dr. Kropotova will receive: (i) a severance payment equal to one year of her then base salary, payable in a lump sum five business days after his release becomes final, (ii) the applicable accrued but unpaid annual bonus, if any, for the fiscal year ended prior to her date of termination, payable at the same time annual bonuses for such fiscal year are paid to other key executives of the Company, (iii) one hundred percent of her outstanding unvested equity awards as of the date of termination will be fully vested and exercisable, and (iv) reimbursement of the COBRA premiums, if any, for continuation coverage for Dr. Kropotova, her spouse and dependents under the Company’s group health, dental and vision plans for a six month period from the date of termination.

Michael G. King, Jr.

On October 23, 2023, we entered into an Executive Employment Agreement with Mr. King to serve as our Executive Vice President – Chief Financial Officer. The agreement provides Mr. King an annual base salary of $450,000, and his eligibility to participate in the Company’s benefit plans generally. The agreement also subjects Mr. King to standard nondisclosure, invention assignment, and arbitration provisions. If Mr. King’s employment is terminated by the Company without Cause (as defined in the employment agreement) (other than for death or disability) or the term of his employment is not renewed, Mr. King will receive: (i) a severance payment equal to one year of his then base salary, payable in a lump sum five business days after his release becomes final, (ii) the applicable accrued but unpaid annual bonus, if any, for the fiscal year ended prior to her date of termination, payable at the same time annual bonuses for such fiscal year are paid to other key executives of the Company, (iii) fifty percent of his outstanding unvested equity awards as of the date of termination will be fully vested and exercisable, and (iv) reimbursement of the COBRA premiums, if any, for continuation coverage for Mr. King, his spouse and dependents under the Company’s group health, dental and vision plans for a six month period from the date of termination.

On May 26, 2024, Mr. King notified the Company that he would be resigning from his position, effective June 4, 2024, to pursue another opportunity.

Christoph Bausch

On March 5, 2024, we entered into an Executive Employment Agreement with Dr. Bausch to continue to serve as our Chief Operating Officer. The agreement provides Dr. Bausch an annual base salary of $425,000, and his eligibility to participate in the Company’s benefit plans generally. The agreement also subjects Dr. Bausch to standard nondisclosure, invention assignment, and arbitration provisions. If Dr. Bausch’s employment is terminated by the Company without Cause (as defined in the employment agreement) (other than for death or disability) or the term of his employment is not renewed, Dr. Bausch will receive: (i) a severance payment equal to one year of his then base salary, payable in a lump sum five business days after his release becomes final, (ii) the applicable accrued but unpaid annual bonus, if any, for the fiscal year ended prior to his date of termination, payable at the same time annual bonuses for such fiscal year are paid to other key executives of the Company, (iii) one hundred percent of his outstanding unvested equity awards as of the date of termination will be fully vested and exercisable, and (iv) reimbursement of the COBRA premiums, if any, for continuation coverage for Dr. Bausch, his spouse and dependents under the Company’s group health, dental and vision plans for a twelve month period from the date of termination.

Potential Payments upon Termination or Change in Control

The table below reflects, as applicable, amounts payable to our current named executive officers in connection with a termination by the Company without cause, by the executive for good reason, or upon non-renewal by the Company in the event of a change in control. For purposes of our agreements with our named executive officers, “cause” means, in the judgement of the Company: (i) executive engages in any act or omission which is in bad faith and to the detriment of the Company; (ii) executive willfully and materially violates any of the Company’s then-current policies and procedures; (iii) executive’s willful failure to perform his or her duties under the employment agreement; (iv) executive exhibits unfitness for service, dishonesty, habitual neglect, persistent and serious deficiencies in performance, or incompetence; (v) executive is convicted of, or there is an entry of guilty (or a nolo contender) plea by executive to, a crime (other than a minor traffic violation); (vi) executive materially breaches provision of the agreement related to nondisclosure, assignment of inventions and/or non-solicitation; or (vii) executive refuses or fails to act on any reasonable or lawful directive or order from the Board or executive's supervisor.

A summary of the potential payments that each of our current named executive officers would have received upon the occurrence of these events, assuming that each triggering event occurred on December 31, 2023, is set forth below.

	Salary	Equity	Perquisites / Benefits	Other	Total
Name and Principal Position	($)	($)	($)	($)	($)
Samuel J. Reich	350,000	—	—	—	350,000
Chairman of the Board of Directors and Chief Executive Officer
Eddie J. Sullivan, PhD.	377,200	—	—	—	377,200
President
Alexandra Kropotova, MD	525,000	—	—	—	525,000
EVP, Chief Medical Officer
Michael G. King, Jr.*	450,000	—	—	—	450,000
EVP, Chief Financial Officer
Christoph Bausch, PhD	325,000	—	—	—	325,000
EVP, Chief Operating Officer

* On May 26, 2024, Mr. King notified the Company that he would be resigning from his position, effective June 4, 2024, to pursue another opportunity. Mark Conley, the Company’s Vice President of Finance, will become Interim Chief Financial Officer at such time.

Retirement Plans

We sponsor a defined contribution retirement plan. All our employees are eligible to be enrolled in the employer-sponsored contributory retirement savings plan, which include features under Section 401(k) of the Internal Revenue Code of 1986, as amended, and provides for Company matching contributions. Our contributions to the plan are determined by our Board, subject to certain minimum requirements specified in the plan. For the years ended December 31, 2023 and 2022 we made matching contributions of 100% on 3% of the employee contributions, with an additional 50% match on the next 2% of employee contributions, resulting in approximately $278,000 and $410,000, respectively, of matching contributions paid by us.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2023.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) Exercisable		Market Value of Shares or Units of Stock That Have Not Vested ($)
Samuel J. Reich	25,277	9,723	(1)	111.70	11/16/2031	—		—
	700	—		17.80	3/15/2032	—		—
	16,406	36,094	(2)	7.11	9/12/2032	—		—
	—	52,500	(3)	5.35	3/13/2033	—		—
Eddie J. Sullivan, PhD.	13,958	—		5.40	8/4/2024	—		—
	32,570	—		5.40	12/11/2024	—		—
	2,326	—		26.90	4/26/2030	—		—
	2,121	—		17.80	3/15/2032	—		—
	1,093	2,407	(4)	7.11	9/12/2032	—		—
	—	52,500	(5)	5.35	3/13/2033	—		—
Alexandra Kropotova, MD	573	1,259	(6)	7.11	9/12/2032	—		—
	—	—		—	—	18,750	(7)	128,906
	—	—		—	—	27,500	(7)	189,063
Michael G. King, Jr.	—	85,000	(8)	7.98	11/1/2033	—		—
Christoph Bausch, PhD	10,468	—		10.70	3/12/2027	—		—
	8,142	—		10.70	3/12/2027	—		—
	6,979	—		10.70	3/12/2028	—		—
	1,163	—		26.90	4/26/2030	—		—
	2,497	—		17.80	3/15/2032	—		—
	8,589	18,898	(9)	7.11	9/12/2032	—		—
	—	27,500	(10)	5.35	3/13/2033	—		—
(1)
The shares subject to this stock option award will vest as to 33% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 24 equal monthly installments thereafter.
(2)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(3)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(4)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(5)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(6)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(7)
Shares subject to these stock awards vest as to 25% of the RSU’s on the one-year anniversary of the grant date, and the remainder of the RSU’s in 36 equal monthly installments thereafter.
(8)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of Mr. King’s commencement of service as Chief Financial Officer of the Registrant, and vest as to the remainder of the shares in 36 equal monthly installments thereafter. On May 26, 2024, Mr. King notified the Company that he would be resigning from his position, effective June 4, 2024, to pursue another opportunity. Mark Conley, the Company’s Vice President of Finance, will become Interim Chief Financial Officer at such time.
(9)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.
(10)
The shares subject to this stock option award will vest as to 25% of the shares on one-year anniversary of the grant date, and vest as to the remainder of the shares in 36 equal monthly installments thereafter.

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain the following equity compensation plans that provide for the issuance of shares of our common stock to our officers and other employees, directors and consultants, each of which has been approved by our stockholders: the Incentive Plan; and the ESPP. We also maintain the 2014 Incentive Plan, which was not approved by our securityholders and was in place prior to us being a public company.

The following table presents information as of December 31, 2023 with respect to compensation plans under which shares of our common stock may be issued:

	(a)	(b)	(c)
	Number of Securities to be Issued Upon Exercise of Outstanding Options and Awards	Weighted-average exercise price of outstanding securities ($)	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders (2)	667,731	$13.82	620,031
Equity compensation plans not approved by security holders (3)	408,675	$14.49	323,755
Total	1,076,406	$14.08	943,786
(1)
Excluding securities reflected in column (a).
(2)
Consists of our 2021 Plan and our ESPP.
(3)
Consists of our 2014 Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since January 1, 2022 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of (i) $120,000 and (ii) 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

October 2023 Private Placement

On September 29, 2023, we entered into a securities purchase agreement with certain accredited investors (the “September 2023 Purchase Agreement”), pursuant to which the Company agreed to issue and sell shares of preferred stock and warrants, in a private placement which provides for up to $110 million in proceeds across multiple tranches. Between October 2023 and November 2023, we received an aggregate of approximately $67.1 million for shares of preferred stock issued in this private placement offering. On September 29, 2023, we entered into a Board Designation Agreement, dated as of September 29, 2023, with Sessa Capital (Master), L.P. (“Sessa Capital”), pursuant to which Andrew Moin, who is a partner of Sessa Capital, was appointed as a member of the Board.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. Each indemnification agreement provides for indemnification and advancements by us of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to us or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

Policies and Procedures for Transactions with Related Parties

The Company has adopted a written Related Party Transaction Policy that set forth its procedures for the identification, review, consideration and approval or ratification of related person transactions. A related person includes directors, executive officers, beneficial owners of 5% or more of any class of the Company’s voting securities, immediate family members of any of the foregoing persons, and any entities in which any of the foregoing is an executive officer or is an owner of 5% or more ownership interest. Under the Related Party Transaction Policy, if a transaction involving an amount in excess of $120,000 has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, information regarding the related person transaction must be reviewed and approved by the Company’s audit committee.

In considering related person transactions, the Company’s audit committee will take into account the relevant available facts and circumstances including, but not limited to:

•
the related person’s interest in the related person transaction;
•
the approximate dollar value of the amount involved in the related person transaction;
•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•
whether the transaction was undertaken in the ordinary course of business of the Company;
•
whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;
•
the purpose of, and the potential benefits to the Company of, the transaction; and
•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Related Party Transaction Policy requires that, in determining whether to approve, ratify or reject a related person transaction, the audit committee must review all relevant information available to it about such transaction, and that it may approve or ratify the related person transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, the best interests of the Company.

Section 16 Reporting Compliance

Section 16(a) of the Exchange Act requires certain of our officers and our directors, and persons who own more than 10 percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of copies of such forms received by us, we believe that during the year ended December 31, 2023, all filing requirements applicable to all of our officers, directors, and greater than 10% beneficial stockholders were timely complied with.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

Our audit committee has reviewed and discussed with our management and EisnerAmper our audited financial statements for the fiscal year ended December 31, 2023. Our audit committee has also discussed with EisnerAmper the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC.

Our audit committee has received and reviewed the written disclosures and the letter from EisnerAmper required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our audit committee concerning independence and has discussed with EisnerAmper its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filing with the SEC.

Submitted by the Audit Committee

Erick Lucera, Chair

William Polvino

Jeffrey G. Spragens

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We will mail, without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

SAB Biotherapeutics, Inc.

777 W 41st St.; Suite 401

Miami Beach, FL 33140

Attn: Corporate Secretary

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is also available at https://www.sab.bio under “SEC Filings” in the “Financial” section of our website.

OTHER MATTERS

Our Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

You may also access such documents free of charge at www.virtualshareholdermeeting.com/SABS2024 as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. Our website and the information contained on that site, or connected to that site, are not incorporated into and are not a part of this Proxy Statement.

By Order of the Board of Directors,

/s/ Samuel J. Reich
Samuel J. Reich
Chief Executive Officer and Chairman of the Board
Miami Beach, Florida
May 30, 2024

SCAN TO VIEW MATERIALS & VOTE SAB BIOTHERAPEUTICS, INC. 777 W 41ST ST.; SUITE 401 MIAMI BEACH, FL 33140 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 26, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SABS2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 26, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V52067-P12910 For All Withhold All SAB BIOTHERAPEUTICS, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: Elect the three Class III directors listed in the accompanying proxy statement, each to serve a three-year term expiring at the 2027 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal. Nominees: 01) Samuel J. Reich 02) Christine Hamilton 03) Eddie J. Sullivan For Against Abstain The Board of Directors recommends you vote FOR the following proposals: 2. Approve an amendment to the Company’s 2021 Omnibus Equity Incentive Plan (the “Plan”) to, among other things, (i) increase the maximum number of shares of common stock available to Plan participants thereunder by 3,900,000 shares to an aggregate of 5,500,000 shares, and (ii) increase the annual evergreen percentage increase as well as the maximum number of additional shares available for issuance pursuant to the annual evergreen increase. 3. Ratify the appointment of EisnerAmper LLP as the independent registered public accounting firm of SAB Biotherapeutics, Inc. for the fiscal year ending December 31, 2024. NOTE: Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V52068-P12910 SAB BIOTHERAPEUTICS, INC. Annual Meeting of Stockholders June 27, 2024 10:00 AM Eastern Daylight Time This proxy is solicited by the Board of Directors The undersigned appoints Samuel J. Reich and Eddie J. Sullivan, and each of them, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote on behalf of the undersigned, all of the shares of common stock of SAB Biotherapeutics, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of SAB Biotherapeutics, Inc. to be held on Thursday, June 27, 2024, and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side.

Appendix A

SAB BIOTHERAPEUTICS, INC.

2021 OMNIBUS EQUITY INCENTIVE PLAN, AS AMENDED

(Amended [_], 2024)

ARTICLE 1
EFFECTIVE DATE, OBJECTIVES AND DURATION

1.1 Effective Date of the Plan. The Board of Directors of SAB Biotherapeutics, Inc., a Delaware corporation (the “Company”) originally adopted the SAB Biotherapeutics, Inc. 2021 Omnibus Equity Incentive Plan (the “Plan”) effective as of October 22, 2021. The most recent amendment of the Plan was adopted by the Board on [___] (the “Effective Date”), subject to and conditioned upon approval by the Company’s stockholders.

1.2 Objectives of the Plan. The Plan is intended (a) to allow Service Providers to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Affiliates in attracting new Service Providers and retaining existing Service Providers, (b) to optimize the profitability and growth of the Company and its Affiliates through incentives which are consistent with the Company’s goals, (d) to provide Grantees with an incentive for excellence in individual performance, (e) to promote teamwork among Service Providers, and (f) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s stockholders.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to ARTICLE 15 hereof, until the earlier of the tenth anniversary of the Effective Date, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

ARTICLE 2

DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1 “$100,000 Limit” shall have the meaning set forth in Section 6.4(d).

2.2 “Acquired Entity” shall have the meaning set forth in Section 5.6(b).

2.3 “Acquired Entity Awards” shall have the meaning set forth in Section 5.6(b).

2.4 “Affiliate” means any corporation or other entity, including but not limited to partnerships, limited liability companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.5 “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other Applicable Laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the Applicable Laws and rules of any foreign country or other jurisdiction where Awards are granted.

2.6 “Award” means Options (including non-qualified options and Incentive Stock Options), SARs, Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents, Bonus Shares or Other Stock-Based Awards granted under the Plan.

2.7 “Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.8 “Board” means the Board of Directors of the Company.

2.9 “Bonus Shares” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise), as an inducement to become an Eligible Person or, with the consent of the Grantee, as payment in lieu of any cash remuneration otherwise payable to the Grantee.

2.10 “Cause” means, except as otherwise defined in an Award Agreement:

(a) the commission of any act by a Grantee constituting a felony or crime of moral turpitude (or their equivalent in a non-United States jurisdiction);

(b) an act of dishonesty, fraud, intentional misrepresentation, or harassment which, as determined in good faith by the Committee, would: (i) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (ii) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties;

(c) any material misconduct in violation of the Company’s or an Affiliate’s written policies; or

(d) willful and deliberate non-performance of the Grantee’s duties in connection with the business affairs of the Company or its Affiliates;

provided, however, that if the Grantee has a written employment or consulting agreement with the Company or any of its Affiliates or participates in any severance plan established by the Company that includes a definition of “cause,” Cause shall have the meaning set forth in such employment or consulting agreement or severance plan.

2.11 “Change in Control” shall have the meaning set forth in Section 16.4(e).

2.12 “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.13 “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

2.14 “Common Stock” means the common stock, $0.001 par value, of the Company.

2.15 “Company” means SAB Biotherapeutics, Inc., a Delaware company.

2.16 “Consultant” means any consultant or advisor, engaged by the Company or any Subsidiary of the Company to render services to such entity, who qualifies as a consultant or advisor under the applicable rules of Form S-8 Registration Statement.

2.17 “Corporate Transaction” shall have the meaning set forth in Section 4.2(b).

2.18 “Current Grant” shall have the meaning set forth in Section 6.4(d).

2.19 “Deferred Stock” means a right, granted under ARTICLE 10, to receive Shares at the end of a specified deferral period.

2.20 “Director” means a Board member.

2.21 “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

(a) Except as provided in (b) below, a disability within the meaning of Section 22(e)(3) of the Code; and

(b) In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a disability as defined in regulations under Code Section 409A. For purpose of Code Section 409A, a Grantee will be considered Disabled if:

(i) the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(ii) the Grantee is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

2.22 Disqualifying Disposition” shall have the meaning set forth in Section 6.4(f).

2.23 “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.24 “Effective Date” has the meaning set forth in Section 1.1.

2.25 “Eligible Person” means any Service Provider; provided, however, that solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any Employee. Notwithstanding the foregoing, an Eligible Person shall also include an individual who is expected to become a Service Provider within a reasonable period of time after the grant of an Award (other than an Incentive Stock Option); provided that any Award granted to any such individual shall be automatically terminated and cancelled without consideration if the individual does not become a Service Provider within twelve (12) months after the Grant Date. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors of, or consultants to, of an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.26 “Employee” means any employee of the Company or any Subsidiary of the Company.

2.27 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.28 “Exercise Price” means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to ARTICLE 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise of the SAR.

2.29 “Fair Market Value” means, as of any date, unless otherwise specifically provided in an Award Agreement, the value of Shares determined as follows:

(a) If the Shares are listed on one or more established and regulated securities exchanges, national market systems or automated quotation systems on which Shares are listed, quoted or traded, Fair Market Value means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on the principal exchange or system on which the Shares are traded on the applicable date or the preceding trading day.

(b) If the Shares are traded over the counter at the time a determination of Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded.

(c) In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation Section 1.409A-1(b)(5)(iv)(B).

2.30 “FICA” “ shall have the meaning set forth in Section 17.1(a).

2.31 “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.32 “Grantee” means a person who has been granted an Award.

2.33 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.34 “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.35 “Non-Employee Director” means a member of the Board who is not an Employee.

2.36 “Option” means an option granted under ARTICLE 6 of the Plan.

2.37 “Other Plans” shall have the meaning set forth in Section 6.4(d).

2.38 “Other Stock-Based Award” means a right, granted under Article 13 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.39 “Performance Period” means, with respect to an Award of Performance Shares or Performance Units, the period of time during which the performance vesting conditions applicable to such Award must be satisfied.

2.40 “Performance Share” and “Performance Unit” have the respective meanings set forth in ARTICLE 9.

2.41 “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.42 “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.43 “QDRO” has the meaning set forth in Section 5.4(a).

2.44 “Restricted Shares” means Shares, granted under ARTICLE 8, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.45 “Restricted Stock Units” are rights, granted under ARTICLE 10, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

2.46 “Returned Shares” has the meaning set forth in Section 4.1(c).

2.47 “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.48 “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.49 “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.50 “Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Code Section 409A, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h). For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Grantee reasonably anticipate that the level of bona fide services the Grantee would perform for the Company and/or any Affiliates after that date as a Service Provider would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service.

The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs with respect to those individuals who are performing services for the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller and who continue to perform services for the buyer (or an Affiliate thereof) immediately following such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

2.51 “Service Provider” means an Employee, Consultant or Director.

2.52 “Share” means a share of Common Stock, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.53 “Stock Appreciation Right” or “SAR” means an Award granted under ARTICLE 7 of the Plan.

2.54 “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.55 “Substitute Awards” shall have the meaning set forth in Section 5.6(b).

2.56 “Surviving Company” means (a) the surviving corporation in any merger, consolidation or similar transaction, involving the Company (including the Company if the Company is the surviving corporation), (b) or the direct or indirect parent company of such surviving corporation or (c) the direct or indirect parent company of the Company following a sale of substantially all of the outstanding stock of the Company.

2.57 “Tax Date” “ shall have the meaning set forth in Section 17.1(a).

2.58 “Tendered Restricted Shares” shall have the meaning set forth in Section 6.5(f).

2.59 “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years.

2.60 “Termination of Affiliation” means the date the Grantee ceases to be a Service Provider. Notwithstanding the foregoing, if an Award constitutes deferred compensation within the meaning of Code Section 409A, Termination of Affiliation with respect to such Award shall mean the Grantee’s Separation from Service.

ARTICLE 3
ADMINISTRATION

3.1 Committee.

(a) Subject to ARTICLE 14, the Plan shall be administered by the Committee.

(b) Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, its Affiliates, any Grantee, any Person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

(c) The Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

3.2 Powers of Committee. Subject to and consistent with the provisions of the Plan (including ARTICLE 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a) to determine when, to whom and in what types and amounts Awards should be granted;

(b) to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c) to determine the benefit payable, including where applicable the number of Shares issued, under any Performance Unit, Performance Share, Dividend Equivalent, Other Stock-Based Award and to determine whether any performance or vesting conditions have been satisfied;

(d) to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e) to determine the Term of any Option or SAR;

(f) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h) to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or automatically pursuant to the terms of the Award Agreement;

(i) to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j) to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new Applicable Law or change in an existing Applicable Law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(n) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p) to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in Applicable Laws, regulations or accounting principles;

(q) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

3.3 No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having with a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without stockholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (i) unless the Company has a class of stock that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under to Section 4.2.

ARTICLE 4
SHARES SUBJECT TO THE PLAN

4.1 Number of Shares Available for Grants.

(a) Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery under the Plan shall be:

(i) 5,500,000 Shares, plus

(ii) an annual increase to be added as of the first day of the Company’s fiscal year, beginning in 2025 and occurring each year thereafter through 2031, equal to five percent (5%) of the total number of Shares of Common Stock issued and outstanding on a fully-diluted basis as of the end of the Company’s immediately preceding fiscal year (or such lesser number of shares, including no shares, determined by the Board in its sole discretion); provided, however, that the aggregate number of additional Shares available for issuance pursuant to this paragraph (b) shall not exceed a total of 10,000,000 Shares.

(b) Up to a maximum of 5,500,000 million Shares may be delivered pursuant to the exercise of Incentive Stock Options granted hereunder.

(c) if any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6(b)) are forfeited or such Award otherwise terminates without payment or delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan. Moreover, the number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options granted hereunder. Upon settlement of an SAR, the number of Shares underlying the portion of the SAR that is exercised will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for issuance under the Plan.

(d) Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2 Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution.

(a) Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Option or SAR or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any other form of Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b) Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such Awards) and with respect to any vested and nonforfeitable Awards, the Committee may either (i) allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Options or SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option or SAR is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option or SAR exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporate Transaction, such Awards shall be cancelled without any payment to the Grantee.

(c) Liquidation or Dissolution of the Company. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

(d) Deferred Compensation. Notwithstanding the forgoing provisions of this Section 4.2, if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made pursuant to Section 4.2 (b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a Change in Control.

ARTICLE 5
ELIGIBILITY AND GENERAL CONDITIONS OF AWARDS

5.1 Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2 Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3 General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 15.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as set forth in an

Award Agreement or as otherwise determined by the Committee, (a) all Options and SARs that are not vested and exercisable at the time of a Grantee’s Termination of Affiliation, and any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested at the time of the Grantee’s Termination of Affiliation shall be forfeited to the Company and (b) all outstanding Options and SARs not previously exercised shall expire three months after the Grantee’s Termination of Affiliation.

5.4 Nontransferability of Awards.

(a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c) Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement or as otherwise approved by the Committee, Options (other than Incentive Stock Options) and Restricted Shares, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such Persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d) Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under Applicable Law.

5.5 Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6 Stand-Alone, Tandem and Substitute Awards.

(a) Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Stock Option, such SAR and Incentive Stock Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Stock Option.

(b) The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations in Section 4.1 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7 Compliance with Rule 16b-3.

(a) Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

(b) Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c) Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8 Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code and ARTICLE 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

ARTICLE 6
STOCK OPTIONS

6.1 Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3 Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4 Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a) shall be granted only to an Employee;

(b) shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than

10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary of the Company (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c) shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d) shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary of the Company (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f) shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

(g) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h) shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5 Payment of Exercise Price. Except as otherwise provided in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a) cash, personal check or wire transfer;

(b) with the approval of the Committee, delivery of Common Stock owned by the Grantee prior to exercise, valued at Fair Market Value on the date of exercise;

(c) with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at Fair Market Value on the date of exercise;

(d) with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, valued at Fair Market Value on the date of exercise; or

(e) subject to Applicable Law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

(f) The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

ARTICLE 7
STOCK APPRECIATION RIGHTS

7.1 Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under ARTICLE 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2 Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3 SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR.

7.4 Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b) The number of Shares with respect to which the SAR is exercised.

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine or, to the extent permitted under the terms of the applicable Award Agreement, at the election of the Grantee.

ARTICLE 8
RESTRICTED SHARES

8.1 Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2 Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without Cause.

8.3 Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4 Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5 Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

ARTICLE 9
PERFORMANCE UNITS AND PERFORMANCE SHARES

9.1 Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2 Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(a) Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b) Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with vested Performance Shares which have been earned, but not yet delivered to the Grantee.

ARTICLE 10
DEFERRED STOCK AND RESTRICTED STOCK UNITS

10.1 Grant of Deferred Stock and Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with ARTICLE 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

10.2 Vesting and Delivery.

(a) Delivery with Respect to Deferred Stock. Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock. An Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock remains subject to a substantial risk of forfeiture, such shares of Deferred Stock shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

(b) Delivery with Respect to Restricted Stock Units. Delivery of Shares subject to a grant of Restricted Stock Units shall occur no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Stock Units remains subject to a substantial risk of forfeiture, such

Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

10.3 Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units. A Grantee awarded Deferred Stock or Restricted Stock Units will have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Stock or Restricted Stock Units to which such Dividend Equivalents relate.

ARTICLE 11
DIVIDEND EQUIVALENTS

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which it relates; provided, however, that any Dividend Equivalents granted in conjunction with any Award that is subject to forfeiture conditions shall remain subject to the same forfeiture conditions applicable to the Award to which such Dividend Equivalents relate and any payments in respect of any Dividend Equivalents granted in conjunction with any Options or SARs may not be conditioned, directly or indirectly, on the Grantee’s exercise of the Options or SARs or paid at the same time that the Options or SARs are exercised. The timing of payment or distribution of Dividend Equivalents must comply with the requirements of Section 409A of the Code.

ARTICLE 12
BONUS SHARES

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

ARTICLE 13
OTHER STOCK-BASED AWARDS

The Committee is authorized, subject to limitations under Applicable Law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this ARTICLE 13 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

ARTICLE 14
NON-EMPLOYEE DIRECTOR AWARDS

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards with respect to Shares that have a Fair Market Value (determined as of the date of grant) in excess of $1,000,000 in a single calendar year.

ARTICLE 15
AMENDMENT, MODIFICATION, AND TERMINATION

15.1 Amendment, Modification, and Termination. Subject to Section 15.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

15.2 Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

ARTICLE 16
COMPLIANCE WITH CODE SECTION 409A

16.1 Awards Subject to Code Section 409A. The provisions of this ARTICLE 16 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.

16.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Code Section 409A, the following rules shall apply to any deferral and/or elections as to the form or timing of distributions (each, an “Election”) that may be permitted or required by the Committee with respect to a 409A Award:

(a) Any Election must be in writing and specify the amount being deferred, and the time and form of distribution (i.e., lump sum or installments) as permitted by this Plan. An Election may but need not specify whether payment will be made in cash, Shares or other property.

(b) Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such Performance Period.

(c) Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.

16.3 Subsequent Elections. Except as otherwise permitted or required by Code Section 409A, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b) Each subsequent Election related to a distribution upon separation from service, a specified time, or a Change in Control must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c) No subsequent Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the first scheduled payment would otherwise be made.

16.4 Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than:

(a) Separation from Service;

(b) The date the Grantee becomes Disabled;

(c) The Grantee’s death;

(d) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (ii) specified by the Grantee in an Election complying with the requirements of Section 16.2 and/or Section 16.3, as applicable; or

(e) A change in ownership of the Company or a substantial portion of its assets within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(v) or (vii) or a change in effective control of the Company within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(vi) (a “Change in Control”).

16.5 Six Month Delay. Notwithstanding anything herein or in any Award Agreement or Election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death.

16.6 Death or Disability. Unless the Award Agreement otherwise provides, if a Grantee dies or becomes Disabled before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Grantee’s Election. If the Grantee has made no Election with respect to distributions upon death or Disability, all such distributions shall be paid in a lump sum within 90 days following the date of the Grantee’s death or Disability.

16.7 No Acceleration of Distributions. This Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Code Section 409A and/or applicable regulations or rulings issued thereunder.

ARTICLE 17
WITHHOLDING

17.1 Required Withholding.

(a) The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i) payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instructions to deliver promptly to the Company, the amount to be withheld);

(ii) delivering part or all of the amount to be withheld in the form of Common Stock valued at its Fair Market Value on the Tax Date;

(iii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv) withholding from any compensation otherwise due to the Grantee.

(b) The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or SARs, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(c) Any Grantee who makes a Disqualifying Disposition or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in Section 17.1(a).

17.2 Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

ARTICLE 18
ADDITIONAL PROVISIONS

18.1 Successors. Subject to Section 4.2(b), all obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

18.2 Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18.3 Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all Applicable Laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any Applicable Law or regulation.

18.4 Securities Law Compliance.

(a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s initial public offering or 90 days in the case of any other public offering. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b) If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

18.5 Forfeiture Events. Notwithstanding any provisions herein to the contrary, the Committee shall have the authority to determine (and may so provide in any Award Agreement) that a Grantee’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment (to the extent permitted by Applicable Law) in the event of the Grantee’s termination for Cause; serious misconduct; violation of the Company’s or an Affiliate’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or an Affiliate; breach of applicable noncompetition, nonsolicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or an Affiliate, or otherwise detrimental to the business, reputation or interests of the Company and/or an Affiliate; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Grantee is then an Employee or Non-Employee Director). The determination of whether a Grantee’s conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Grantee’s outstanding Awards pending any investigation of the matter.

18.6 No Rights as a Stockholder. No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

18.7 Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

18.8 Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for Service Providers as it may deem desirable.

18.9 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice or conflicts of law rule or principles that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, Grantees are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

18.10 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

18.11 Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue to be an Employee, Consultant or Director.

18.12 Participation. No Person shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

18.13 Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

18.14 Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

18.15 Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

18.16 Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

18.17 No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a Director.

18.18 Stockholder Approval. All Incentive Stock Options granted on or after the Effective Date and prior to the date the Company’s stockholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s stockholders.

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